UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08037

              AdvisorOne Funds

(Exact name of registrant as specified in charter)

              4020 South 147th Street, Omaha, NE                  68137

(Address of principal executive offices)               (Zip code)

              Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         402-493-3313

Date of fiscal year end:  10/31

Date of reporting period: 10/31/05

Item 1.  Reports to Stockholders.

DUNHAM SHORT-TERM BOND FUND

DUNHAM CORPORATE/GOVERNMENT BOND FUND

DUNHAM HIGH-YIELD BOND FUND

DUNHAM REAL ESTATE STOCK FUND

DUNHAM APPRECIATION & INCOME FUND

DUNHAM INTERNATIONAL STOCK FUND

DUNHAM LARGE CAP VALUE FUND

DUNHAM SMALL CAP VALUE FUND

DUNHAM LARGE CAP GROWTH FUND

DUNHAM EMERGING MARKETS STOCK FUND

DUNHAM SMALL CAP GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 2005

INVESTMENT ADVISER

DUNHAM & ASSOCIATES

INVESTMENT COUNSEL, INC.

P.O. BOX 910309

SAN DIEGO, CALIFORNIA 92191

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE DUNHAM FUNDS. IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH CONTAINS INFORMATION CONCERNING INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION ABOUT THE DUNHAM FUNDS, CONTACT YOUR FINANCIAL ADVISER OR CALL CLIENT SERVICES AT 1-800-442-4358.

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Message from the Adviser

Dear Fellow Shareholders,

We are pleased to provide you with this, our first annual report for The Dunham Funds for the period ended October 31, 2005.

Although this is an “annual” report, this, our first fiscal year, covers the period of time from the launch of The Dunham Funds, December 10, 2004, through the close of our fiscal year, October, 31, 2005.  The Dunham Funds consist of eleven funds matched to eleven separate asset classes.  We offer such a wide range of asset classes in keeping with our belief in diversification and Modern Portfolio Theory.

This has been a very busy first year indeed.  In addition to launching ten Funds on December 10, 2004, we started our High-Yield Bond Fund on July 1, 2005 with PENN Capital Management, Inc. of Cherry Hill, New Jersey as the sub-adviser.  The addition of the High-Yield Bond Fund completes our fixed income suite with three bond funds representing different durations, credit qualities and categories of fixed income instruments.

Also on July 1, 2005, we replaced the sub-adviser for our International Stock Fund.  With your vote of confidence, we expanded the universe of investable companies to include stocks that trade in their local markets around the world.  We are very pleased with both changes as our new manager, Neuberger Berman Management, Inc., delivered double-digit returns in the third calendar quarter!

July was made even busier for us and you as we prepared to conduct our first shareholder meeting, which included a proxy solicitation, on August 26, 2005.  We want to thank you, again, for participating in the vote and for approving the motions presented to you.  Your vote allowed us to appoint Neuberger Berman as the new sub-adviser for our International Stock Fund and to expand the investment choices, as described above.  You also approved the motion granting us authority to hire and fire sub-advisers and negotiate contracts with them as we see necessary for your investments.  We have presented the results of your vote to the SEC and have requested an order of exemptive relief to allow us to do as you wish; without inconveniencing you every time we think it’s time to change a manager.

Looking ahead to 2006, it is our goal to convert all of the sub-adviser contracts to a performance-based “fulcrum fee” which our SEC exemptive request would also permit.  As you know, I founded Dunham & Associates over 20 years ago on the premise that our sub-advisers should be compensated based on how well they do for you.   We intend to establish The Dunham Funds as the first family of mutual funds where every sub-adviser’s compensation, in every single fund, is based on their performance.  That’s why our motto is “When Performance Counts”.

In closing, The Dunham Funds are off to a strong start!  We are optimistic that good things lie ahead as we diligently work to provide you continued great service, selection and performance in the years ahead.

Thank you for giving us the most important thing you ever could, your trust.

Sincerely

,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2005

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past Performance is not indicative of future results.

Dunham Short-Term Bond Fund

Message from the Sub-Adviser

Merganser Capital Management LP

Boston, Massachusetts

This is the annual report for the Dunham Short-Term Bond Fund.

Merganser continues to use relatively higher yielding spread products such as asset-backed securities (ABS) and collateralized mortgage obligations (CMO) to add value relative to the benchmark.

Currently, Merganser finds attractive opportunities in commercial mortgage-backed securities (CMBS) and expects to increase its exposure from approximately 10% to around 15% over the next 6 to 9 months.  Yields in CMBS are higher and the spread volatility is relatively low.

The asset-backed securities (ABS) exposure is approximately 37% and well diversified. Merganser continues to find attractive opportunities in that sector as they favor lesser known issuers that tend to be less efficiently priced and, therefore, often offer a higher risk-adjusted return.

The collateralized mortgage obligations (CMO) exposure is at approximately 23%.  Merganser feels comfortable with the sector as they build a cushion by conservatively valuing the embedded options in such products. A new issue is only added to the portfolio if the option-adjusted spread justifies it.

The corporate bond exposure is heavily tilted towards financials. Overall, Merganser expects to trim its Corporate exposure at the margin.

The manager has previously evaluated bank capital requirement securities, but spreads have tightened to the point where these papers are no longer attractive.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 13, 2004)……………………..0.04%

The Merrill Lynch 1-3 Year Corporate/Government Bond Index is based upon publicly issued short-term corporate and government debt securities with maturities ranging between 1 and 3 years.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
FHLB, 6.99%, 7/26/06	2.70%
U.S. Treasury Notes, 4.00%, 8/31/07	2.23%
Dillard Credit Card Master Trust, 3.80%, 9/15/10	2.07%
Americredit Auto. Rec. Trust Series 2005-AX A3, 3.63%, 1/6/10	1.98%
FHLMC Series 2866 TG, 4.50% 7/15/27	1.92%
Caterpillar Financial Asset Trust Series 2004-A A3,
3.13%, 1/26/09	1.90%
Ikon Receivables LLC. 3.27%, 7/15/11	1.90%
Residential Asset Mortgage Products, 3.981%, 4/25/29	1.88%
Morgan Stanley Dean Witter, 10.00%, 6/15/08	1.80%
HSBC Bank PLC, 7.625%, 6/15/06	1.63%

*Based on portfolio market value as of October 31, 2005. Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Short-Term Bond Fund
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
ASSET BACKED SECURITIES - 37.40%
Agricultural Machinery - 3.32%
Caterpillar Financial Asset Trust Series 2004-A A3	$ 600,000	3.130%		1/26/09	$ 592,044
Navistar Financial Corp. Owner Trust 2004-A A3	450,000	2.010%		8/15/08	443,271
					1,035,315
Automobiles - 12.76%
Americredit Automobile Receivables Trust Series 2005-AX A3	625,000	3.630%		1/6/10	615,528
Bay View Auto Trust Series 2005-LJ1 A3	500,000	3.860%		3/25/10	492,860
Capital Auto Receivables Trust 2003-1 A3A	275,511	2.750%		4/16/07	273,546
Fifth Third Auto Trust Series 2004-A A3	435,000	3.190%		2/20/08	430,138
Honda Auto Receivables Owner Trust 2005-2 A3	400,000	3.930%		1/15/09	395,174
Onyx Acceptance Owner Trust 2005-A A4	500,000	3.910%		9/15/11	488,690
Susquehanna Auto Lease Trust 2005-1 A3	300,000	4.430%		6/16/08	298,312
USAA Auto Owner Trust 2005-1 A4	500,000	4.130%		11/15/11	491,105
Wachovia Auto Owner Trust 2004-A A3	500,000	3.190%		6/20/08	494,973
					3,980,326
Banks - 3.82%
Bank One Issuance Trust Series 2004-B2	250,000	4.370%		4/16/12	244,511
MBNA Credit Card Master Note Trust 2002-A1	500,000	4.950%		6/15/09	502,009
Prime Credit Card Master Trust 2000-1 A	445,000	6.700%		10/15/09	445,359
					1,191,879
Business Equipment - 1.90%
Ikon Receivables LLC 2003-1 A4	600,000	3.270%		7/15/11	591,631

Financial Services - 2.21%
CIT Equipment Collateral Series 2004-VT1 A3	449,207	2.200%		3/20/08	442,375
Marlin Leasing Receivables LLC 2005-1A A3	250,000	4.630%		11/17/08	248,047
					690,422
Heavy Equipment - 1.42%
CNH Equipment Trust 2005-A A4B	450,000	4.290%		6/15/12	443,055

Home Equity Loans - 1.00%
Centex Home Equity Series 2003-C AF3	313,009	3.690%		3/25/28	311,330

Miscellaneous - 1.81%
Education Loans Inc.	400,000	4.020%	+	12/26/16	399,393
PNC Student Loan Trust 1997-2 A7	165,300	6.728%		1/25/07	166,714
					566,107
Mortgages - 1.29%
SuperAnnuation Members Home Loans Global Fund Series 6A	401,232	3.389%	+	11/9/35	401,130

Mortgages Collateral - 3.15%
Countrywide Asset-Backed Certificates Series 2004-7 AF3	400,000	3.903%		1/25/31	397,760
Residential Asset Mortgage Products 2004-RS12 AI3	600,000	3.981%		4/25/29	586,028
					983,788
Retail - Credit Card - 3.68%
Dillard Credit Card Master Trust 2002-2 A	650,000	3.800%		9/15/10	645,134
Household Private Label Credit Master Note Series 2002-1 A	500,000	5.500%		1/18/11	504,021
					1,149,155
Utilities - 1.04%
Peco Energy Transition Trust 1999-A A6	319,339	6.050%		3/1/09	322,899

TOTAL ASSET-BACKED SECURITIES
(Cost - $ 11,798,234)					11,667,037

SCHEDULE OF INVESTMENTS
Dunham Short-Term Bond Fund (Continued)
October 31, 2005
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
COLLATERALIZED MORTGAGE BACKED SECURITIES - 23.10%
Banks - 1.54%
Banc of America Commercial Mortgage, Inc. Series 2004-2 A2	$ 500,000	3.520%		5/10/09	$ 478,663

Investment Services - 9.97%
Bear Stearns Commercial Mortgage
Securities Series 2003-PWR2 A1	454,602	3.432%		5/11/39	438,963
Bear Stearns Commercial Mortgage
Securities Series 2004-PWR4 A1	422,424	4.361%		6/11/41	415,916
CS First Boston Mortgage Securities Corp. Series 2001-CP4 A2	350,000	5.870%		12/15/35	356,574
CS First Boston Mortgage Securities Corp. Series 2003-CK2 A1	253,719	3.006%		3/15/36	245,952
GE Capital Commercial Mortgage Corp. Series 2005-C1 A1	419,638	4.012%		6/10/48	412,421
JP Morgan Chase Commercial Mortgage Series 2005-LDP1 A1	403,297	4.116%		3/15/46	397,126
LB-UBS Commercial Mortgage Trust Series 2003-C1 A1	409,869	2.720%		3/15/27	396,359
Morgan Stanley Mortgage Loan Trust Series 2004-T13 A1	465,723	2.850%		9/13/45	447,955
					3,111,266
U.S. Government Agency - 11.59%
FNMA Series 2003-52 KR	319,263	3.500%		7/25/17	303,778
FNMA Series 2004-17 HA	283,446	3.000%		1/25/19	261,836
FNMA Series 2003-73 GA	455,571	3.500%		5/25/31	429,186
FNMA Series 2003-69 GJ	452,903	3.500%		12/25/31	431,001
FHLMC Series 2672 HA	475,511	4.000%		9/15/16	461,169
FHLMC Series 2627 BG	446,206	3.250%		6/15/17	420,668
FHLMC Series 2643 ME	483,940	3.500%		3/15/18	457,331
FHLMC Series 2866 TG	601,634	4.500%		7/15/27	597,793
FHLMC Series 3056 AP	250,000	5.500%		1/15/27	252,136
					3,614,898
TOTAL COLLATERALIZED MORTGAGE BACKED SECURITIES
(Cost - $ 7,355,859)					7,204,827

CORPORATE BONDS - 32.94%
Aerospace - .83%
Boeing Company	250,000	8.100%		11/15/06	258,222

Banks - 15.30%
ABN Amro Holding NV Yankee Bond	430,000	7.125%		6/18/07	445,294
American Express Centurion	430,000	4.375%		7/30/09	421,241
Amsouth Bank	450,000	2.820%		11/3/06	441,443
Capital One Bank	300,000	6.700%		5/15/08	311,237
Deutsche Bank Financial Yankee Bond	450,000	6.700%		12/13/06	458,806
HSBC Bank PLC	500,000	7.625%		6/15/06	508,664
Inter-America Development Bank	350,000	8.400%		9/1/09	392,433
Mellon Bank	275,000	7.375%		5/15/07	284,874
Northern Trust Co.	490,000	7.300%		9/15/06	497,488
Suntrust Bank Central Florida	360,000	6.900%		7/1/07	371,357
Union Bank of Switzerland - New York	300,000	7.250%		7/15/06	304,933
Union Planters Bank NA	325,000	6.500%		3/15/08	335,664
					4,773,434
Electric - 2.17%
Metropolitan Edison Company	200,000	4.450%		3/15/10	194,219
Northern States Power Company (Wisconsin)	450,000	7.640%		10/1/08	481,673
					675,892

SCHEDULE OF INVESTMENTS
Dunham Short-Term Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Investment Services - 4.05%
Goldman Sachs Group, Inc.	$ 350,000	7.350%		10/1/09	$ 377,540
Merrill Lynch & Co., Inc.	325,000	4.831%		10/27/08	323,677
Morgan Stanley Dean Witter	500,000	10.000%		6/15/08	561,530
					1,262,747
Leasing - 1.13%
GATX Rail Corporation	150,000	6.750%		5/1/09	155,644
International Lease Finance Corporation	200,000	4.750%		7/1/09	196,433
					352,077
Mortgage Financing - .49%
Residential Capital Corp.	150,000	6.375%		6/30/10	152,362

Savings & Loans/Thrifts - 1.52%
U.S. Central Credit Union	500,000	2.750%		5/30/08	475,579

Telecommunications - 0.41%
SBC Communications Capital Corp.	125,000	6.680%		11/28/07	128,503

Transportation - 1.18%
Union Pacific Corporation	350,000	7.250%		11/1/08	369,279

Utilities - 5.86%
Central Maine Power Co.	500,000	6.670%		1/30/06	502,545
Con Edison Co. of New York	425,000	4.700%		6/15/09	422,234
Florida Power & Light	450,000	6.875%		12/1/05	450,829
Georgia Power Co.	450,000	2.990%	+	2/17/09	450,990
					1,826,598
TOTAL CORPORATE BONDS
(Cost - $10,410,503)					10,274,693

U.S. GOVERNMENT & AGENCIES -6.21%
U.S. Government Agency -3.82%
FHLB	825,000	6.990%		7/26/06	840,088
FHLB	351,709	4.750%		10/25/10	349,732
					1,189,820
U.S. Treasury Obligations -2.39%
U.S. Treasury Notes	50,000	2.875%		11/30/06	49,211
U.S. Treasury Notes	700,000	4.000%		8/31/07	695,187
					744,398
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost - $1,946,096)					1,934,218

SHORT TERM INVESTMENT - 0.16%
Milestone Treasury Obligation Portfolio - Institutional Class	Shares
(Cost - $51,470)	51,470				51,470

Total Investments - 99.81%
(Cost - $31,562,162)					31,132,245
Other assets less liabilities - 0.19%					60,806
NET ASSETS - 100.00%					$ 31,193,051

+ Variable rate security

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser

Seneca Capital Management LLC

San Francisco, California

This is the annual report for the Dunham Corporate/Government Bond Fund.

The environment for fixed income managers remained difficult as the Fed raised short-term rates by another 50 bps in the fiscal quarter ended October 31, 2005.  Short-term yields increased by appoximately 100 bps while  long-term yields only  increased around 30 bps for the quarter ended October 31, 2005.

Seneca continued to reposition its high-yield allocation towards higher quality high-yield bonds.  The focus on the more interest rate sensitive double-B rated bonds hurt the performance recently as double-B rated bonds were outperformed by single-Bs and triple-Cs.  Currently, the manager believes that the additional yield provided by single-Bs, as compared to double-Bs, does not justify the increased liquidity risk.  However, should the economy slow down, spreads of single-Bs will potentially widen more and offer attractive buying opportunities.

The portfolio stayed fairly duration neutral as Seneca does not want to expose the portfolio to an interest rate bet relative to the benchmark.

The manager’s underweight in Governments hurt relative performance. Seneca’s underweight in consumer cyclicals, utilities, energy and insurance helped the portfolio as these sectors were among the worst hit.

Seneca reduced its mortgage-backed securities (MBS) exposure in favor of collateralized mortgage obligations (CMO) and remains underweighted in commercial mortgage-backed securities (CMBS) as spreads remain tight in that sector. In the MBS sector, Seneca still favors 15-year paper over 30-year paper as 15-year MBS offer a better risk-adjusted return.

The manager expects the Fed to increase rates by another 50 bps by year end.  The portfolio is expected to stay generally duration neutral.  Even though there is a lot of uncertainty in the market, Seneca believes that the economy is a little stronger than currently priced in the market.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..0.21%

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
FNCL- TBA, 5.00%, 2/25/34	9.00%
US Treasury Notes, 3.00%, 12/31/06	7.25%
FNCL- TBA, 5.00%, 11/16/20	6.53%
FNMA, 5.50%, 9/30/35	5.81%
US Treasury Notes, 6.25%, 8/15/23	3.50%
US Treasury Notes, 4.75%, 5/15/14	1.33%
Swedish Export Credit, 0.00%, 6/5/07	1.22%
Master Alternative Loans Trust Series 2004-6A1, 6.50%, 7/25/34	1.09%
Morgan Stanley Mtg Loan Trust Ser 2004-3 3A, 6.00%, 4/25/34	1.04%
Merrill Lynch Mtg Trust, 4.556%, 5/12/43	0.92%

                *Based on portfolio market value as of October 31, 2005.

                 Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 44.59%
Aerospace / Defense - 0.52%
Armor Holdings, Inc.	$ 60,000	8.250%		8/15/13	$ 64,800
Esterline Technologies Corp.	15,000	7.750%		6/15/13	15,638
United Technologies Corp.	120,000	4.875%		5/1/15	117,678
					198,116
Automobiles - 0.76%
DaimlerChrysler NA Holding	190,000	4.780%	+	10/31/08	189,894
General Motors Acceptance Corp.	30,000	8.000%		11/1/31	30,970
General Motors Acceptance Corp.	70,000	6.750%		12/1/14	66,936
					287,800
Banks - 4.59%
Bank of America Corp.	108,175	4.375%		12/1/10	105,006
Barclays Bank PLC	40,000	6.278%	+	Perpetual	37,932
Citigroup, Inc.	136,763	5.000%		9/15/14	133,930
Colonial Bank	16,226	9.375%		6/1/11	18,890
Colonial Capital II	52,542	8.920%		1/15/27	54,655
First Republic Bank	119,764	7.750%		9/15/12	132,938
HBOS Plc	100,000	6.413%	+	Perpetual	95,871
HSBC Bank USA	200,000	5.875%		11/1/34	197,939
Resona Bank, Limited	120,000	5.850%	+	Perpetual	119,916
Royal Bank of Canada	145,000	4.125%		1/26/10	140,814
Swedish Export Credit	620,000	0.000%		6/5/07	584,223
Wachovia Corp.	119,765	4.875%		2/15/14	116,457
					1,738,571
Broadcasting / Cable TV - 3.69%
BSKYB Finance UK Ltd. - 144A	40,000	6.500%		10/15/35	39,299
Clear Channel Communications	105,000	5.500%		9/15/14	98,611
Comcast Corp.	40,000	5.300%		1/15/14	38,886
Comcast Corp.	45,000	5.650%		6/15/35	40,239
Corus Entertainment, Inc.	40,178	8.750%		3/1/12	42,890
CSC Holdings, Inc.	224,076	10.500%		5/15/16	240,321
Charter Comm OPT LLC/CAP - 144A	60,000	8.375%		4/30/14	60,150
Directtv Holdings LLC - 144A	85,000	6.375%		6/15/15	83,406
Echostar DBS Corp.	38,146	9.125%		1/15/09	40,053
Lenfest Communications, Inc.	132,900	10.500%		6/15/06	136,854
Liberty Media Corp.	185,000	5.700%		5/15/13	166,890
Mediacom Broadband LLC - 144A	60,000	8.500%		10/15/15	55,200
News America, Inc.	715	6.200%		12/15/34	689
News America, Inc.	90,000	6.200%		12/15/34	86,724
News America, Inc.	95,000	5.300%		12/15/14	93,040
Rogers Cable, Inc.	69,541	7.875%		5/1/12	73,713
Time Warner, Inc.	85,000	9.125%		1/15/13	101,491
					1,398,456
Capital Goods - 0.47%
American Standard, Inc.	163,807	7.625%		2/15/10	177,820

Casino Services - 0.10%
OED/Diamond Jo	40,000	8.750%		4/15/12	38,800

Chemicals - 1.10%
Du Pont (EI) De Nemours & Co.	123,628	4.125%		4/30/10	119,468
Eastman Chemical Company	85,000	7.250%		1/15/24	92,306
United Agricultural Products	195,000	8.250%		12/15/11	204,750
					416,524

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Coal - 0.24%
Peabody Energy Corp.	$ 90,000	6.875%		3/15/13	$ 92,925

Commercial Services - 0.23%
Cendant Corp.	80,000	7.375%		1/15/13	87,427

Computer Services - 0.15%
Sungard Data Systems, Inc.	65,000	4.875%		1/15/14	56,550

Conglomerates - 0.23%
Tyco International Group	85,000	6.000%		11/15/13	88,175

Construction Services - 1.88%
Building Materials Corp.	20,000	7.750%		8/1/14	19,100
D. R. Horton, Inc.	128,264	7.500%		12/1/07	133,903
D. R. Horton, Inc.	185,442	5.625%		9/15/14	175,348
K Hovnanian Enterprises	189,305	6.250%		1/15/15	170,738
Ply Gem Industries, Inc.	100,000	9.000%		2/15/12	81,000
Toll Corp.	123,628	8.250%		12/1/11	130,737
					710,826
Containers - 0.97%
AEP Industries, Inc.	75,000	7.875%		3/15/13	71,296
Ball Corp.	135,218	7.750%		8/1/06	137,246
Owens-Brockway Glass Container, Inc.	153,763	8.875%		2/15/09	160,682
					369,224
Cruise Lines - 0.10%
Royal Carribean	5,000	8.000%		5/15/10	5,400
Royal Carribean	30,906	7.250%		3/15/18	32,181
					37,581
Diversified Manufacturing - 0.09%
Trinity Industries, Inc.	35,000	6.500%		3/15/14	34,125

Electronics - 0.53%
L-3 Communications Corp.	60,000	5.875%		1/15/15	57,000
Texas Genco LLC - 144A	80,000	6.875%		12/15/14	85,600
TXU Corp.	65,000	5.550%		11/15/14	59,749
					202,349
Energy - 0.49%
NRG Energy, Inc.	67,000	8.000%		12/15/13	73,030
Reliant Energy, Inc.	105,000	9.500%		7/15/13	111,825
					184,855
Finance - 3.84%
American General Finance	390,201	4.000%		3/15/11	366,525
AMR Real Estate Ptr/Fin - 144A	100,000	7.125%		2/15/13	97,250
Arch Western Finance	75,000	6.750%		7/1/13	75,375
Bear Stearns Companies, Inc.	50,000	5.300%		10/30/15	49,314
Boeing Capital Corp.	100,000	6.100%		3/1/11	105,019
Ford Motor Credit Corp.	80,000	8.625%		11/1/10	78,453
General Electric Capital Corp.	210,000	4.875%		3/4/15	205,492
General Electric Capital Corp.	100,000	4.875%		10/21/10	99,352
Goldman Sachs Group, Inc.	206,814	5.250%		10/15/13	204,532
Merrill Lynch & Co.	100,000	4.250%		2/8/10	96,789
Nisource Finance Corp.	80,000	5.250%		9/15/17	76,522
					1,454,623

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Food - 1.08%
Ahold Lease USA, Inc.	$ 80,000	8.620%		1/2/25	$ 89,200
B&G Foods Holdings Corp.	55,000	8.000%		10/1/11	55,481
Dean Foods Co.	140,627	8.150%		8/1/07	145,197
Kraft Foods, Inc.	117,939	5.625%		11/1/11	120,552
					410,430
Funeral Services - 0.14%
Service Corporation International	55,000	6.750%		4/1/16	54,038

Hotels / Casinos - 2.24%
Harrah's Operation Company, Inc. - 144A	190,000	5.750%		10/1/17	179,800
Hilton Hotels Corp.	84,536	7.625%		12/1/12	89,692
Intrawest Corp.	205,000	7.500%		10/15/13	208,588
MGM Mirage	55,000	6.750%		9/1/12	54,725
Park Place Entertainment Corp.	166,125	7.875%		12/15/05	166,540
Station Casinos, Inc.	55,000	6.875%		3/1/16	55,413
Station Casinos, Inc. - 144A	35,000	6.875%		3/1/16	35,263
Wynn Las Vegas LLC	60,000	6.625%		12/1/14	57,150
					847,171
Insurance - 3.29%
Endurance Specialty Holding	109,989	7.000%		7/15/34	111,894
Endurance Specialty Holding	95,000	6.150%		10/15/15	93,908
Fund American Co., Inc.	123,852	5.875%		5/15/13	122,962
Loews Corp.	205,000	6.000%		2/1/35	192,908
Marsh & Mclennan Companies, Inc.	185,000	5.750%		9/15/15	179,971
Metlife, Inc.	155,000	5.700%		6/15/35	149,653
Protective Life	130,000	2.720%	+	1/14/08	130,125
Protective Life	176,102	4.000%		4/1/11	167,531
Willis North America, Inc.	100,000	5.625%		7/15/15	98,123
					1,247,075
Machinery - 0.15%
Gardner Denver, Inc. - 144A	55,000	8.000%		5/1/13	57,200

Medical - 3.77%
Amerisource Bergen Corp. - 144A	75,000	5.875%		9/15/15	72,187
Amgen, Inc.	164,082	4.850%		11/18/14	161,020
Coventry Health Care, Inc.	135,000	5.875%		1/15/12	134,325
Coventry Health Care, Inc.	90,000	6.125%		1/15/15	90,675
Fresenius Medical Cap Trust II	171	7.875%		2/1/08	176,985
HCA, Inc.	135,218	5.750%		3/15/14	127,831
HCA, Inc.	19,317	6.375%		1/15/15	18,955
Omnicare, Inc.	270,436	8.125%		3/15/11	282,268
Owens & Minor, Inc.	139,082	8.500%		7/15/11	146,732
UnitedHealth Group, Inc.	104,748	3.300%		1/30/08	101,301
Wyeth	112,038	5.500%		3/15/13	113,010
					1,425,289
Metals - 0.16%
Novelis, Inc. - 144A	65,000	7.250%		2/15/2015	59,313

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Oil - 1.75%
BP Capital Markets PLC	$ 92,721	2.625%		3/15/07	$ 90,222
Burlington Resources*	3,863	0.000%		12/31/40	-
Chesapeake Energy Corp.	100,000	6.250%		1/15/18	97,000
El Paso Production Holding Company	35,000	7.750%		6/1/13	36,050
Kinder Morgan Energy Partners, L.P.	86,131	7.300%		8/15/33	96,736
Newfield Exploration Company	70,000	8.375%		8/15/12	75,075
Pride International, Inc.	60,000	7.375%		7/15/14	64,650
Trans-Canada Pipelines	220,212	4.000%		6/15/13	204,294
					664,027
Paper / Paper Products - 1.00%
Bowater, Inc.	200,896	9.000%		8/1/09	203,909
Cascades, Inc.	46,808	7.250%		2/15/13	41,659
Celulosa Arauco Y Constitucion- 144A	135,000	5.625%		4/20/15	131,106
					376,674
Physical Practice Management - 0.20%
US Oncology, Inc.	70,000	10.750%		8/15/14	77,175

Pipelines - 0.15%
Holly Energy Partners, L.P.	60,000	6.250%		3/1/15	58,200

Printing - Commercial - 0.79%
Cadmus Communications Corp.	55,000	8.375%		6/15/14	56,237
Cenveo Corp.	105,000	7.875%		12/1/13	97,125
R.R. Donnelley & Sons Company - 144A	150,000	5.500%		5/15/15	145,245
					298,607
Publishing - 0.58%
Knight Ridder, Inc.	65,000	5.750%		9/1/17	61,989
Primedia Inc.	20,000	8.875%		5/15/11	19,500
Primedia Inc.	60,000	8.000%		5/15/13	54,750
Reed Elsevier Capital Inc.	85,000	4.625%		6/15/12	81,538
					217,777
Recreational - 0.16%
K2 Inc.	60,000	7.375%		7/1/14	58,800

REITS-Diversified - 0.57%
iStar Financial Inc.	100,000	5.125%		4/1/11	96,888
Washington Real Estate Investment Trust	120,000	5.350%		5/1/15	117,253
					214,141
REITS-Hotels - 0.36%
Host Marriott LP	60,000	6.375%		3/15/15	58,200
La Quinta Properties	75,000	7.000%		8/15/12	76,500
					134,700
Real Estate / REIT's - 2.19%
Camden Property Trust	50,000	5.000%		6/15/15	47,504
Meritage Homes Corp.	65,000	6.250%		3/15/15	56,550
Merrill Lynch Mortgage Trust	450,000	4.556%		5/12/43	439,373
Residential Capital Corp. - 144A	130,000	6.375%		6/30/10	132,047
Security Capital Pacific Association	135,448	7.900%		2/15/16	152,894
					828,368
Restaurants - 0.25%
EL Pollo Loco, Inc.	35,000	9.250%		12/15/09	38,167
The Restaurant Company - 144A	65,000	10.000%		10/1/13	57,200
					95,367

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Retail- Convenience Store - 0.14%
The Pantry, Inc.	$ 55,000	7.750%		2/15/14	$ 54,175

Retail - Drug Store - 0.15%
Jean Coutu Group (PJC) Inc.	60,000	8.500%		8/1/14	55,650

Retail - Food - 0.16%
Stater Bros. Holdings Inc.	60,000	7.370%	+	6/15/10	58,800

Retail-Propane Distribution - 0.14%
Ferrellgas LP/Finance	55,000	6.750%		5/1/14	52,800

Steel - Producers - 0.18%
Chaparral Steel Company - 144A	55,000	10.000%		7/15/13	56,925
Valmont Industries, Inc.	10,000	6.875%		5/1/14	10,200
					67,125
Technology - 0.50%
Fisher Scientific Intl - 144 A	100,000	6.125%		7/1/15	99,250
Hutchison Whampoa International Ltd- 144A	80,000	7.450%		11/24/33	88,797
					188,047
Telecommunications - 2.79%
Cincinnati Bell, Inc.	95,000	7.250%		7/15/13	99,037
Eircom Funding	55,000	8.250%		8/15/13	59,262
Intelsat Bermuda Ltd.- 144A	45,000	8.250%		1/15/13	44,887
Intelsat Bermuda Ltd.- 144A	85,000	8.625%		1/15/15	86,063
Qwest Corp.	105,000	8.875%		3/15/12	115,238
Sprint Capital Corp.	139,989	8.750%		3/15/32	181,067
Telecom Italia Capital	85,000	4.480%	+	2/1/11	85,294
Telecom Italia Capital	150,000	5.250%		10/1/15	144,396
Verizon Global	125,940	7.750%		12/1/30	146,060
Verizon Global	100,000	5.850%		9/15/35	93,524
					1,054,828
Tobacco - 0.25%
RJ Reynolds Tobacco Hldgs. Inc. - 144A	45,000	6.500%		7/15/10	44,213
RJ Reynolds Tobacco Hldgs. Inc. - 144A	50,000	7.300%		7/15/10	49,750
					93,963
Transportation - 0.65%
CHC Helicopter Corp.	45,000	7.375%		5/1/14	45,112
Gulfmark Offshore, Inc.	85,000	7.750%		7/15/14	89,250
Offshore Logistics, Inc.	5,000	6.125%		6/15/13	4,813
Ship Finance International Limited	110,000	8.500%		12/15/13	104,913
					244,088
Utilities - 0.82%
Firstenergy Corp.	177,715	6.450%		11/15/11	186,940
Scottish Power PLC	125,000	5.375%		3/15/15	122,882
					309,822
TOTAL CORPORATE NOTES & BONDS
(Cost - $17,208,670)					16,878,397
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
MORTGAGE BACKED SECURITIES - 8.65%
Banc of America Commercial Mortgage, Inc. Series 2000-1 A1A	$ 160,881	7.109%		11/15/31	$ 165,718
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 2CB3	148,066	8.000%		8/25/34	151,808
FHARM Pool 781192	217,296	3.536%		2/1/34	216,044
FNARM Pool 739151	195,759	3.215%	+	9/1/33	194,653
FNARM Pool 724178	281,141	3.277%	+	7/1/33	279,468
FNARM Pool 776324	215,943	3.593%	+	4/1/34	213,965
FN Pool 792454	304,388	4.500%		11/1/19	294,573
Master Alternative Loans Trust Series 2003-7 5A1	177,132	6.250%		11/25/33	177,772
Master Alternative Loans Trust Series 2004-1 3A1	160,603	7.000%		1/25/34	162,493
Master Alternative Loans Trust Series 2004-5 6A1	130,850	7.000%		6/25/34	132,049
Master Alternative Loans Trust Series 2004-6 6A1	517,362	6.500%		7/25/34	523,098
Morgan Stanley Mortgage Loan Trust Series 2004-3 3A	497,239	6.000%		4/25/34	497,861
Residential Asset Mortgage Products, Inc. Series 2004-SL3 A4	258,223	8.500%		12/25/31	265,214
					3,274,716
TOTAL MORTGAGE BACKED SECURITIES
(Cost - $3,330,425)					3,274,716

U.S. GOVERNMENT AND AGENCIES - 45.00%
U.S. Government Agency -29.11%
FHLMC FHR 2503 B	112,737	5.500%		9/15/17	113,718
FHLMC FHR 2764 HW	212,486	5.000%		3/15/19	207,192
FGLMC	211,034	7.000%		1/1/33	220,244
FNMA FN735136	255,481	4.500%		1/1/35	239,029
FNMA	2,830,000	5.500%		9/30/35	2,787,550
FNCL- TBA	3,175,000	5.000%		11/16/20	3,131,344
FNCL- TBA	4,495,000	5.000%		2/25/34	4,320,819
					11,019,896
U.S. Treasury Obligations - 15.89%
U.S. Treasury Notes	3,535,000	3.000%		12/31/06	3,479,214
U.S. Treasury Notes	191,000	5.000%		2/15/11	195,730
U.S. Treasury Notes	20,000	4.000%		11/15/12	19,383
U.S. Treasury Notes	630,000	4.750%		5/15/14	637,875
U.S. Treasury Notes	1,440,000	6.250%		8/15/23	1,680,582
					6,012,784
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost - $17,207,924)					17,032,680

SHORT TERM INVESTMENT- 28.53%
Federal Home Loan Bank Discount Note	800,000	0.000%		11/1/05	800,000
IBRD Discount Note	10,000,000	0.000%		11/4/05	9,996,959
TOTAL SHORT TERM INVESTMENTS
(Cost - $10,796,959)					10,796,959

Total Investments - 126.77%
(Cost - $48,543,978)					47,982,752
Other assets less liabilities - (26.77)%					(10,132,653)
NET ASSETS - 100.00%					$ 37,850,099

+ Variable rate security
* Defaulted security
TBA- When-issued security
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser

PENN Capital Management Company, Inc.

Cherry Hill, New Jersey

This is the annual report for the Dunham High-Yield Bond Fund.

The Dunham High-Yield Bond Fund was launched on July 1, 2005.

Healthcare and telecom contributed positively lately while the automobile sector dragged on performance. Wireless telecom services performed especially well. iPCS, Inc., the PCS affiliate of Sprint and American Cellular Corporation, were among the top contributors of the portfolio.

Television station operator, Granite Broadcasting, sold two assets in the third calendar quarter, securing liquidity.  While Granite’s assets were sold below PENN’s expectations, the market rewarded the sale with a lower risk premium for Granite, leading to appreciation of Granite paper.  PENN has trimmed its holdings in Granite to realize some gains.

The manager’s sector allocation, mainly determined by bottom-up security selection, is dominated by allocations to telecom, gaming and utilities.  Gaming represented the biggest overweight relative to the index with a weight of approximately 13% compared to an index weight of 3.8% as of September 30.

Concerns due to hurricanes Katrina and Rita offered some opportunities to add to some of the gaming companies after prices softened.

The manager’s focus on single-B rated bonds has helped.  With interest rates rising, the less interest rate sensitive single-B bonds provide some protection against interest rate risk while still providing higher yields compared to investment grade Corporates.

The manager expects to find additional opportunities in media, telecom, printers and publishers.  At the current spread levels, credit specific risk remains a concern as credit events quickly lead to price volatility.

Default rates continued to fall, implying a generally lower credit risk.  Pricing of new issues are tight and rewards in the form of higher yields to take on higher credit risk in our opinion are, in many cases, not justified. Careful evaluation of issuers is of utmost importance  in the current environment.

Growth of $10,000 Investment

Total Return as of October 31, 2005

                                                                     Since Inception (July 1, 2005)……………………..(0.32)%

The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Grupo Transp Ferr Mexicana, S.A. de C.V., 9.375%, 5/1/12	2.60%
Meristar Hospitality Corp., 9.125%, 1/15/11	2.15%
Allied Waste North America, Inc., 7.875%, 4/15/13	2.01%
Aquila, Inc. 11.875%, 7/1/12	1.99%
OM Group, Inc., 9.25%, 12/15/11	1.98%
Orion Power Holdings, Inc., 12.00%, 5/1/10	1.97%
Majestic Star Casino LLC, 9.50%, 10/15/10,	1.88%
Radiologix, Inc., 10.50%, 12/15/08	1.84%
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	1.76%
Resorts International Hotel & Casino, Inc., 11.50%, 3/15/09	1.76%

                            *Based on portfolio market value as of October 31, 2005.

                            Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2005

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value

CORPORATE BONDS - 93.81%
Apparel - 3.09%
Payless ShoeSource, Inc.	$ 150,000	8.250%	8/1/13	$ 152,250
Perry Ellis International, Inc.	175,000	8.875%	9/15/13	176,312
				328,562
Audio & Video - 1.00%
Imax Corp.	100,000	9.625%	12/1/10	107,000

Broadcasting - 1.55%
Sinclair Broadcast Group, Inc.	160,000	8.000%	3/15/12	164,400

Cable Television - 3.78%
CCO Holdings LLC	170,000	8.750%	11/15/13	163,625
CSC Holdings, Inc.	45,000	8.125%	7/15/09	46,012
General Cable Corp.	70,000	9.500%	11/15/10	73,850
LodgeNet Entertainment	15,000	9.500%	6/15/13	16,237
Mediacom LLC Capital Corp.	105,000	9.500%	1/15/13	102,637
				402,361
Casinos - 11.35%
Hooters Casino Hotel Tropicana LLC	80,000	8.750%	4/1/12	76,600
Majestic Star Casino LLC	200,000	9.500%	10/15/10	195,750
MTR Gaming Group, Inc.	155,000	9.750%	4/1/10	163,138
OED Corp./Diamond Jo	115,000	8.750%	4/15/12	111,550
Pinnacle Entertainment, Inc.	180,000	8.250%	3/15/12	178,650
Resorts International Hotel and Casino, Inc.	165,000	11.500%	3/15/09	183,769
Trump Entertainment Resorts, Inc.	190,000	8.500%	6/1/15	184,063
Virgin River Casino Corp.- 144A	110,000	9.000%	1/15/12	113,300
				1,206,820
Chemicals - 3.15%
OM Group, Inc.	215,000	9.250%	12/15/11	206,938
Rhodia SA	120,000	10.250%	6/1/10	127,800
				334,738
Construction - 0.47%
U.S. Concrete, Inc.	50,000	8.375%	4/1/14	49,938

Cosmetics - 0.56%
Elizabeth Arden, Inc.	60,000	7.750%	1/15/14	59,625

Diversified Manufacturing - 0.93%
Bombardier, Inc.- 144A	115,000	6.300%	5/1/14	99,475

Electronic Components - 3.31%
Agere Systems, Inc.- Convertible	135,000	6.500%	12/15/09	133,819
Stoneridge, Inc.	135,000	11.500%	5/1/12	139,050
Vishay Intertechnolgy, Inc.- Convertible	85,000	3.625%	8/1/23	79,475
				352,344
Energy - 4.47%
Dynegy Holdings	110,000	10.125%	7/15/13	121,000
Edison Mission Energy	135,000	10.000%	8/15/08	148,162
Orion Power Holdings, Inc.	175,000	12.000%	5/1/10	205,625
				474,787
Finance - Auto Loans - 0.73%
Ford Motor Credit Company	85,000	7.000%	10/1/13	77,798

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2005

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
Financial Services - 4.49%
Bluewater Finance Ltd.	$ 125,000	10.250%	2/15/12	$ 133,125
Cardtronics, Inc.	40,000	9.250%	8/15/13	40,400
Dollar Financial Group, Inc.	100,000	9.750%	11/15/11	102,000
General Motors Acceptance Corp.	80,000	6.875%	8/28/12	77,064
Williams Companies, Inc.	120,000	7.500%	1/15/31	124,800
				477,389
Food - 2.73%
Dole Food Company, Inc.	30,000	8.875%	3/15/11	31,050
Land O' Lakes, Inc.	130,000	8.750%	11/15/11	136,175
Wornick Co.	120,000	10.875%	7/15/11	123,000
				290,225
Gambling - 0.76%
Isle of Capri Casinos, Inc.	85,000	7.000%	3/1/14	80,325

Medical Services - 3.73%
Hanger Orthopedic Group, Inc.	55,000	10.375%	2/15/09	54,312
Radiologix, Inc.	185,000	10.500%	12/15/08	192,400
Universal Hospital Services, Inc.	150,000	10.125%	11/1/11	150,375
				397,087
Mining - 1.00%
James River Coal Co.	100,000	9.375%	6/1/12	106,250

Miscellaneous - 2.02%
IDI Acquisition Corp.- 144A	105,000	10.750%	12/15/11	105,000
Rafaella Apparel Group - 144A	115,000	11.250%	6/15/11	109,250
				214,250
Oil & Gas - 7.11%
Aquila, Inc.	155,000	11.875%	7/1/12	207,700
Giant Industries, Inc.	165,000	8.000%	5/15/14	170,775
Hanover Compressor Co.	100,000	9.000%	6/1/14	109,250
Ocean Rig Norway AS- 144A	100,000	8.375%	7/1/13	107,375
Sonat, Inc.	160,000	7.625%	7/15/11	160,800
				755,900
Oil & Gas Equipment- 1.49%
Seitel, Inc.	145,000	11.750%	7/15/11	158,775

Paper & Related Products - 1.38%
Buckeye Technologies, Inc.	155,000	8.000%	10/15/10	146,475

Pharmaceutical - 0.97%
Biovail Corp.	100,000	7.875%	4/1/10	103,125

Pipelines - 0.29%
Targa Resources, Inc.	30,000	8.500%	11/1/13	30,450

Printing Services - 1.26%
Cenveo Corp.	145,000	7.875%	12/1/13	134,125

Real Estate - 2.11%
Meristar Hospitality Corp.	210,000	9.125%	1/15/11	223,913

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2005

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
Rentals - 2.47%
Nationsrent, Inc.	$ 125,000	9.500%	5/1/15	$ 129,688
United Rentals North America, Inc.	140,000	7.750%	11/15/13	133,000
				262,688
Restaurants - 1.99%
Friendly Ice Cream Corp.	110,000	8.375%	6/15/12	101,200
Landry's Restaurants, Inc.	120,000	7.500%	12/15/14	110,400
				211,600
Retail - Apparel - 1.50%
Brown Shoe Company, Inc.	155,000	8.750%	5/1/12	158,875

Retail - Computer Equipment - 1.01%
GSC Holdings Corp.	110,000	8.000%	10/1/12	106,975

Retail - Drug Store - 1.48%
Rite Aid Corp.	150,000	9.500%	2/15/11	157,500

Semiconductors - 1.51%
Magnachip Semiconductor- 144A	175,000	8.000%	12/15/14	160,125

Steel - 0.72%
AK Steel Corp.	85,000	7.750%	6/15/12	76,500

Telecommunications - 11.58%
American Cellular Corp.	115,000	10.000%	8/1/11	124,200
American Towers, Inc.	125,000	7.250%	12/1/11	130,625
Centennial Communications	100,000	8.125%	2/1/14	103,500
Cincinnati Bell, Inc.	165,000	8.375%	1/15/14	160,462
GCI, Inc.	165,000	7.250%	2/15/14	160,050
iPCS, Inc.	145,000	11.500%	5/1/12	162,400
Insight Midwest/Insight Cap	80,000	9.750%	10/1/09	82,400
Millicom International Cellular SA	75,000	10.000%	12/1/13	77,250
Nextel Communications, Inc.	150,000	5.950%	3/15/14	150,467
Rogers Wireless, Inc.	80,000	6.375%	3/1/14	79,800
				1,231,154
Telecommunications - 1.48%
Qwest Capital Funding, Inc.	110,000	7.000%	8/3/09	107,800
Qwest Communications	50,000	5.625%	11/15/08	49,500
				157,300
Theaters - 0.47%
AMC Entertainment Inc.	50,000	8.625%	8/15/12	50,375

Transportation - 3.52%
Greenbrier Companies, Inc.- 144A	100,000	8.375%	5/15/15	102,750
Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.	250,000	9.375%	5/1/12	271,250
				374,000
Vitamins & Nutrition - 0.37%
NBTY, Inc.	40,000	7.125%	10/1/15	39,000

Waste Management - 1.98%
Allied Waste North America, Inc.	205,000	7.875%	4/15/13	210,125

TOTAL CORPORATE BONDS
(Cost - $10,149,223)				9,972,354
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2005

		Dividend		Market
Security	Shares	Rate		Value

CONVERTIBLE PREFERRED STOCK- 2.20%
Insurance - 0.73%
Conseco, Inc.	3,000	5.500%		$ 77,624

REITS - Hotels - 0.49%
FelCor Lodging Trust Inc.	2,150	8.000%		51,815

Telecommunications - 0.98%
Lucent Technologies Capital Trust I	105	7.750%		104,436

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost - $243,772)				233,875

SHORT TERM INVESTMENT - 2.10%
Milestone Treasury Obligation Portfolio - Institutional Cl.
(Cost - $223,113)	223,113			223,113

Total Investments - 98.11%
(Cost - $10,616,108)				10,429,342
Other assets less liabilities - 1.89%				200,994
NET ASSETS - 100.00%				$ 10,630,336
____________
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser

ING Clarion Real Estate Securities

Philadelphia, Pennsylvania

This is the annual report for the Dunham Real Estate Stock Fund.

ING Clarion continues to be overweighted in the mall sector.  While the fundamentals of the sector are still sound, the manager is inclined to use the sector as a source of funds due to impressive relative performance.  Regional mall REIT The Mills Corp. (MLS) dragged on the performance in the third calendar quarter losing close to 10%.  The company’s large development pipeline raised some concerns in the market, putting pressure on the stock price.  ING Clarion believes that MLS is still significantly undervalued and might add to its position after further analysis and a meeting with company management.

The manager added to the office sector as the improving fundamentals are not yet reflected in the market prices for some REITs.  Additions in the office space sector included Highwood Properties, Inc. (HIW).  ING Clarion’s allocation to the office sector might increase by another 3%, establishing an overweight of more than 5% relative to the benchmark and reflecting the manager’s bullish view of the sector.

Despite strong earnings growth, ING Clarion reduced its allocation to the hotel sector and realized some gains in Hilton Hotels Corporation (HLT).

The manager remains optimistic about the real estate market.  Real estate fundamentals are on the upswing with positive earnings growth and increasing dividends.  While the real estate market is no longer cheap, commercial real estate is not too expensive and in line with private market valuations.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..8.16%

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Simon Property Group, Inc.	6.22%
ProLogis	5.06%
Boston Properties, Inc.	4.53%
General Growth Properties, Inc.	4.50%
Starwood Hotels & Resorts Worldwide, Inc.	4.38%
Arden Realty, Inc.	4.29%
Avalonbay Communities, Inc.	4.10%
AMB Property Corp.	3.99%
Trizec Properties, Inc.	3.92%
Vornado Realty Trust	3.85%

                                *Based on portfolio market value as of October 31, 2005.

                                Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.79%			REITs - Regional Malls - 16.32%
REITs - Apartments - 17.34%			General Growth Properties, Inc.	8,900	$ 378,072
Archstone-Smith Trust	4,200	$ 170,394	Macerich Co.	3,300	212,091
Avalonbay Communities, Inc.	4,000	345,000	Mills Corp.	4,800	256,800
BRE Properties, Inc. - Cl. A	1,900	83,809	Simon Property Group, Inc.	7,300	522,826
Camden Property Trust	3,800	214,130			1,369,789
Equity Residential	7,500	294,375	REITs - Shopping Centers - 9.17%
Post Properties, Inc.	5,500	224,400	Developers Diversified Realty Corp.	5,000	218,400
United Dominion Realty Trust, Inc.	5,600	123,928	New Plan Excel Realty Trust	4,000	91,960
		1,456,036	Pan Pacific Retail Properties, Inc.	3,900	247,650
REITs - Healthcare Facilities - 2.44%			Regency Centers Corp.	3,800	211,546
OMEGA Healthcare Investors, Inc.	10,000	122,900			769,556
Ventas, Inc.	2,700	82,701	REITs - Storage - 4.55%
		205,601	Public Storage, Inc.	3,800	251,560
REITs - Hotels - 7.30%			Shurgard Storage Centers, Inc. - Cl. A	800	45,144
Host Marriott Corp.	9,800	164,542	U-Store-It Trust	4,100	85,526
Starwood Hotels & Resorts					382,230
Worldwide, Inc.	6,300	368,109
Sunstone Hotel Investors, Inc.	3,600	80,640	TOTAL COMMON STOCK
		613,291	(Cost - $6,131,976)		8,378,522
REITs - Industrial/Office Mix - 1.99%
Liberty Property Trust	4,000	166,760	SHORT TERM INVESTMENT - 0.37%
			Milestone Treasury Obligation
REITs - Industrial Properties - 9.07%			Portfolio- Institutional Class
AMB Property Corp.	7,600	335,768	(Cost - $30,566)	30,566	30,566
ProLogis	9,900	425,700
		761,468	Total Investments - 100.16%
REITs - Office Property - 31.61%			(Cost - $6,162,542)		8,409,088
Arden Realty, Inc.	8,000	361,120	Other assets less liabilities - (0.16)%		(13,112)
BioMed Realty Trust, Inc.	3,400	85,034	NET ASSETS - 100.00%		$ 8,395,976
Boston Properties, Inc.	5,500	380,710
Corporate Office Properites Trust	2,400	83,424
Equity Office Properties Trust	7,900	243,320
Highwoods Properties, Inc.	4,400	124,124
Maguire Properties, Inc.	5,800	174,000
Reckson Associates Realty Corp.	7,300	256,230
SL Green Realty Corp.	4,300	292,529
Trizec Properties, Inc.	14,800	329,300
Vornado Realty Trust	4,000	324,000
		2,653,791

REIT - Real Estate Investment Trust

Dunham Appreciation & Income Fund

Message from the Sub-Adviser

Calamos Advisers, LLC

Naperville, Illinois

This is the annual report for the Dunham Appreciation & Income Fund.

An overweight in energy was the main driver of performance.  Issue selection in industrials also helped, while issue selection in technology and consumer discretionary deducted from performance.

Industrial holding ITT Industries, Inc. (ITT) returned over 15% in the third calendar quarter. The convertible bond of Regal-Beloit corporation (RBC) contributed positively by posting a return in the lower teens.  The manager’s overweight in convertibles with a higher equity sensitivity also contributed to the performance.

Issue selection in Information Technology hurt performance.  Allocations to VeriSign, Inc. (VRSN) and Seagate Technology (STX) were a drag on the portfolio as both holdings posted substantial losses.  Calamos’ underweight in below investment grade convertibles hurt the portfolio as below investment grade convertibles performed well recently.  The manager does not expect to increase its allocation to below investment grade convertibles as the potential incremental return is not justified by the additional risk.

The manager’s tilt toward mid-cap equities within the equity allocation helped performance as mid-cap outperformed large-cap stocks in the third calendar quarter.

Calamos holds approximately 60% in convertibles and 40% in equities, with no immediate plans to change that allocation.  The manager believes that convertible securities are still trading at a substantial discount, offering attractive investment opportunities.

Calamos expects energy prices to remain near current levels for the foreseeable future and plans to overweight the sector until fundamentals point to deteriorating prices.  The team feels that the portfolio is well positioned for the balance of the calendar year and does not expect to make any major shifts in sectors or individual positions.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..0.89%

The Merrill Lynch Convertibles ex Mandatories Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Chico’s FAS, Inc.	2.80%
Prudential Financial, Inc.	2.78%
Motorola, Inc.	2.66%
WellPoint, Inc.	2.44%
ITT Industries, Inc.	2.40%
Travelers Property Casualty Corp. Convertible, 4.50%	2.37%
Celgene Corp., 1.75%, 6/1/08	2.34%
Hartford Financial Services Group, Inc. Convertible, 6.00%	2.32%
Sandisk Corp.	2.28%
Seacor Holdings, Inc., 2.875%, 12/15/24	2.26%

                            *Based on portfolio market value as of October 31, 2005.

                            Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2005

					Market
Security	Shares				Value
COMMON STOCK - 39.02%
Broadcasting & Cable TV - 1.98%
XM Satellite Radio Holdings, Inc.- Cl. A *	12,549				$ 361,788

Communications - 4.86%
Motorola, Inc.	22,000				487,520
Sprint Nextel Corp.	17,251				402,121
					889,641
Computers - 7.61%
Apple Computer, Inc.*	5,200				299,468
Hewlett-Packard Company	13,115				367,746
Sandisk Corp.*	7,100				418,119
Seagate Technology	21,200				307,188
					1,392,521
Conglomerates - 2.41%
ITT Industries, Inc.	4,334				440,334

Data Processing - 2.15%
Global Payments Inc.	9,200				394,220

E-Commerce - 1.96%
Amazon.com, Inc. *	9,014				359,478

Hotels - 1.82%
Marriott International, Inc.- Cl. A	5,600				333,872

Insurance - 3.80%
Loews Corp.	2,000				185,960
Prudential Financial, Inc.	7,000				509,530
					695,490
Investment Services - 3.06%
Franklin Resources, Inc.	2,200				194,414
Legg Mason, Inc.	3,400				364,854
					559,268
Medical - 2.45%
WellPoint, Inc.*	6,000				448,080

Oil & Gas - 4.11%
Cabot Oil & Gas Corp.	8,170				374,104
Valero Energy Corp.	3,600				378,864
					752,968

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2005

					Market
Security	Shares				Value
Retail-Apparel - 2.81%
Chico's FAS, Inc.*	13,000				$ 514,020

TOTAL COMMON STOCK
(Cost - $5,843,935)					7,141,680
		Dividend
		Rate
PREFERRED STOCK - 6.72%
Insurance - 4.70%
Hartford Financial Services Group, Inc. Convertible	6,000	6.000%			426,000
Travelers Property Casualty Corp. Convertible	17,500	4.500%			434,000
					860,000
Utilities - 2.02%
CenterPoint Energy, Inc. Convertible	10,700	2.000%	+		369,749

TOTAL PREFERRED STOCK
(Cost - $1,094,446)					1,229,749

	Principal	Interest		Maturity
	Amount	Rate		Date
CONVERTIBLE BONDS - 53.97%
Aerospace & Defense - 4.14%
Armor Holdings, Inc.	$ 385,000	2.000%	+	11/1/24	395,106
Lockheed Martin Corp.	345,000	3.540%	+	8/15/33	362,022
					757,128
Business Services - 1.14%
CSG Systems International, Inc.	200,000	2.500%		6/15/24	209,250

Casinos & Gaming - 1.38%
Scientific Games Corp.- 144A	220,000	0.750%		12/1/24	252,450

Communications - 2.23%
Powerwave Technologies, Inc.	350,000	1.875%		11/15/24	408,188

Computer Services - 2.16%
Electronics for Imaging, Inc.	370,000	1.500%		6/1/23	395,438

Cruise Lines - 1.91%
Carnival Corp.	271,000	2.000%		4/15/21	350,266

Diversified Manufacturing - 2.06%
Roper Industries, Inc.	714,000	1.481%	+	1/15/34	377,528

Energy Production - 1.91%
Massey Energy Co.	260,000	2.250%		4/1/24	349,700

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2005
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Hotels - 2.10%
Starwood Hotels & Resorts Worldwide, Inc.	$ 321,000	3.500%		5/16/23	$ 384,799

Machinery - 1.98%
Regal Beloit	280,000	2.750%		3/15/24	361,900

Medical - 19.26%
Advanced Medical Optics, Inc.	200,000	2.500%		7/15/24	189,000
Amgen Inc.	472,000	0.922%		3/1/32	365,210
Celgene Corp.	182,000	1.750%		6/1/08	429,065
Community Health Systems, Inc.	327,000	4.250%		10/15/08	365,422
Genzyme Corp. General Division	340,000	1.250%		12/1/23	393,975
Health Management Associates, Inc.	357,000	1.500%		8/1/23	359,231
Invitrogen Corp.	400,000	1.500%		2/15/24	333,500
Medtronic, Inc.	370,000	1.250%		9/15/21	376,013
Henry Schein, Inc.	330,000	3.000%		8/15/34	353,513
Wyeth	350,000	3.320%	+	1/15/24	358,782
					3,523,711
Multimedia - 2.06%
Disney (Walt) Co.	371,000	2.125%		4/15/23	376,101

Oil & Gas - 6.01%
Diamond Offshore Drilling, Inc.	291,000	1.500%		4/15/31	355,384
Halliburton Co.	200,000	3.125%		7/15/23	330,500
Seacor Holdings, Inc.	360,000	2.875%		12/15/24	414,450
					1,100,334
Semiconductors - 2.03%
Advanced Micro Devices, Inc.	340,000	4.750%		2/1/22	372,300

Software - 2.05%
Red Hat, Inc.	360,000	0.500%		1/15/2024	375,300

Transportation - 1.54%
CSX Corp.	310,000	0.584%		10/30/21	280,937

TOTAL CONVERTIBLE BONDS
(Cost - $9,488,645)					9,875,330

SHORT TERM INVESTMENT - 0.47%	Shares
Milestone Treasury Obligation Portfolio- Institutional Class
(Cost - $85,407)	85,407				85,407

Total Investments - 100.18%
(Cost - $16,512,433)					18,332,166
Other assets less liabilities - (0.18)%					(33,516)
NET ASSETS - 100.00%					$ 18,298,650

*Non-income producing security
+Variable rate security
144A- Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Dunham International Stock Fund

Message from the Sub-Adviser

Neuberger Berman Management Inc.

New York, New York

This is the annual report for the Dunham International Stock Fund.

The manager has posted returns greater than its comparable benchmark since taking over our international mandate on July 1.

Neuberger Berman’s overweight in energy mainly drove performance as energy prices continued to soar in the third calendar quarter.  The manager’s focus on upstream companies involved in exploration and production, rather than downstream companies focusing on sale and distribution, helped as energy prices rose, but exploration costs stayed fixed.  While Mr. Benjamin Segal, portfolio manager, has rotated his energy holdings, he still finds attractively valued companies even if he prices oil at $40 per barrel, a healthy discount from recent prices in the mid-sixties.

The manager’s allocations to industrials and materials hurt the portfolio recently.

Neuberger has not gained confidence about the economic climate in Europe, as the climate seems to favor workers/unions rather than shareholders.  The manager will continue to underweight that region.

The manager expects to find attractive opportunities in Canada and Korea over the next twelve months and might increase exposure to those countries.

One of the manager’s concerns is a global real estate crash, which, however, does not seem very likely.  The ripple effect of such an event could be significant for the manager’s exposures in real estate, banks and even consumer discretionary as people have become used to spending beyond their means based on their appreciated real estate assets.

While the portfolio does not have a currency-overlay to actively manage currency risk, Mr. Segal is slightly bearish on the dollar due to the budget deficit, the cost of the prolonged war in Iraq and, more recently, the cost of hurricanes Katrina and Rita.  Neuberger’s focus on smaller, more locally oriented companies tends to leverage the currency effect relative to large global companies.  A continued weakness of the US dollar would be beneficial to the US-based investor as returns from international equities would increase in dollar terms.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..7.38%

The MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Anglo Irish Bank Corp. PLC	2.95%
C&C Group PLC	2.68%
Brother Industries, Ltd.	2.27%
Burren Energy PLC	2.24%
Talisman Energy, Inc..	2.16%
F.C.C. Co., Ltd.	2.13%
Petroleo Brasileiro SA ADR	2.04%
Kensington Group PLC	2.04%
Canadian Western Bank	2.03%
Tullow Oil PLC	1.98%

                        *Based on portfolio market value as of October 31, 2005.

                        Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.49%			Commercial Services - 1.74%
Advertising - 1.34%			MacDonald, Dettwiler and
Ipsos	1,910	$ 226,562	Associates Ltd.*	14,200	$ 413,402
Publicis Groupe	2,790	92,219
		318,781	Computer Equipment - 1.96%
Appliances - 0.85%			TPV Technology Ltd.	564,000	431,208
Indesit Company SP-ADR	18,680	201,496	Wincor Nixdorf AG	390	34,282
					465,490
Automobile Equipment - 2.13%			Consulting Services - 1.80%
F.C.C. Co., Ltd.	12,300	505,349	RPS Group PLC	82,280	215,611
			TKC Corp.	10,400	212,099
Automobiles - 2.69%					427,710
Nissan Motor Co. Ltd SP-ADR	10,079	211,155	Diversified Minerals - 1.69%
Porsche AG	595	428,750	Companhia Vale do Rio Doce SP - ADR	10,900	402,210
		639,905
Batteries - 0.44%			Diversified Operations - 1.06%
Saft Groupe S.A.*	3,300	104,308	Imtech NV	7,800	252,212

Beverages - 2.68%			Diversified Services - 0.44%
C&C Group PLC	102,960	637,344	Steinhoff International Holdings Ltd.	40,080	104,852

Brewery - 1.86%			Electronic Products - 2.34%
InBev NV	11,050	441,170	Brother Industries, Ltd.	64,000	540,073
			Public Power Corp.	700	14,811
Building Products - 2.80%					554,884
CRH PLC	14,950	373,384	Engineering - 1.47%
Titan Cement Company	8,520	291,162	Chiyoda Corp.	10,000	172,689
		664,546	Takuma Co., Ltd.	23,000	176,570
Building-Residential - 2.67%					349,259
Barratt Developments PLC	22,270	298,322	Filtration Products - 0.54%
Redrow PLC	44,595	336,197	Alfa Laval AB	6,700	127,006
		634,519
Cable TV - 0.32%			Finance - 2.75%
Premiere AG*	2,630	75,704	Acom Co.,Ltd	2,560	166,379
			Kensington Group PLC	42,310	485,180
Chemicals - 0.64%					651,559
Aica Kogyo Company Ltd.	12,500	151,664	Food - 0.40%
			Nissin Healthcare Food Service Co., Ltd.	6,500	94,535
Commercial Banks - 11.79%
Allied Irish Banks PLC	11,040	231,554	Gambling - 2.39%
Anglo Irish Bank Corp. PLC	51,370	700,318	Great Canadian Gaming Corporation*	28,500	335,848
Australia and New Zealand			William Hill PLC	24,370	230,657
Banking Group Limited	13,740	242,381			566,505
Banco Popular Espanol SA	11,950	145,028	Home Furnishings - 1.91%
Barclays PLC	12,240	121,318	MFI Furniture Group PLC	146,360	212,614
BNP Paribas SA	4,780	362,336	Nobia AB	14,800	240,556
Canadian Western Bank	16,200	483,439			453,170
Credit Agricole S.A.	6,090	178,470	Human Resources - 0.80%
DBS Group Holdings Ltd.	19,000	171,824	Fullcast Co., Ltd.	74	190,649
Societe Generale	1,410	160,956
		2,797,624

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Leasure & Recreation Products - 3.39%			Plastic Products - 1.22%
Heiwa Corporation	20,200	$ 327,810	Tenma Corp.	17,200	$ 290,431
Mars Engineering Corp.	11,900	365,789
Namco Bandai Holdings, Inc.*	7,350	110,561	Printing - Commericial - 1.18%
		804,160	Nissha Printing Co., Ltd.	14,000	280,169
Mortgage Banks - 1.20%
Northern Rock PLC	20,260	285,072	Publishing - 1.03%
			Trinity Mirror PLC	23,170	244,266
Insurance - 2.83%
Amlin PLC	73,420	288,697	Retail-Building Products - 0.50%
Milano Assicurazioni S.p.A.	32,310	201,985	Grafton Group PLC	11,990	117,736
Topdanmark*	1,450	110,555
Trygvesta AS*	1,680	69,297	Retail - Pubs - 1.41%
		670,534	Punch Taverns PLC	25,780	333,834
Medical - 1.71%
Capio AB*	5,600	96,738	Retail - Restaurants - 1.23%
Orion Oyj - Cl. B	5,400	117,323	Plenus Co., Ltd.	9,800	292,654
Rhoen-Klinikum AG	5,260	190,723
		404,784	Steel Pipe - 2.09%
Multimedia- 0.91%			Maruichi Steel Tube Ltd.	8,000	175,655
Corus Entertainment, Inc. - Cl. B	8,200	216,549	Tenaris S.A. - ADR	2,910	320,190
					495,845
Office Equipment - 0.74%			Telecommunication - 4.79%
Ricoh Company, Ltd.	11,000	174,810	KT Corp. SP - ADR	11,060	238,343
			SK Telecom Co., Ltd. - ADR	12,000	242,520
Oil & Gas - 18.90%			Telefonica S.A. SP - ADR	4,080	195,636
Burren Energy PLC	37,530	532,025	Vodafone Group PLC SP - ADR	17,500	459,550
Canadian Natural Resources Ltd.	8,600	352,078			1,136,049
Dragon Oil PLC*	106,965	287,564	Tires - 0.48%
Hardman Resources Ltd.*	250,180	379,670	Continental AG	1,505	115,052
Lundin Petroleum AB*	14,400	145,394
Prosafe ASA	9,900	341,932	Transport Services - 1.72%
Suncor Energy, Inc.	3,800	203,603	Euronav SA	6,250	192,380
Talisman Energy, Inc.	11,600	514,430	TNT NV	9,130	215,181
Total SA SP - ADR	2,700	340,254			407,561
Tullow Oil PLC	109,760	471,693	TOTAL COMMON STOCK
Petroleo Brasileiro SA - ADR	7,600	485,640	(Cost - $22,221,604)		23,612,164
Woodside Petroleum Ltd.	18,200	430,498
		4,484,781	SHORT TERM INVESTMENT - 0.69%
Petrochemicals - 0.72%			Milestone Treasury Obligation
Ultrapar Participacoes S.A. SP - ADR	10,900	170,694	Portfolio- Institutional Class
			(Cost - $162,824)	162,824	162,824
Photo Equipment - 0.51%
Tamron Co., Ltd.	8,800	120,789	Total Investments - 100.17%
			(Cost - $22,384,428)		23,774,988
Pharmaceuticals - 1.43%			Other assets less liabilities - (0.17)%		(41,346)
GlaxoSmithKline PLC - ADR	4,340	225,637	NET ASSETS - 100.00%		$ 23,733,642
Shire Pharmaceuticals Group	9,720	114,904
		340,541

*Non-income producing security
ADR- American Depositary Receipts

Dunham Large Cap Value Fund

Message from the Sub-Adviser

C.S. McKee, L.P.

Pittsburgh, Pennsylvania

This is the annual report for the Dunham Large Cap Value Fund.

C.S. McKee’s stock selection in the energy sector continued to benefit the portfolio in the third calendar quarter.  Exxon Mobil (XOM), the dominant energy player in the index, posted a return of 11.1% in the third calendar quarter, while the manager’s energy holdings posted returns between 16.6% (Chevron Corporation (CVX)) and 29.8% (Marathon Oil Corporation (MRO)).  Despite the recent performance, the manager is still very confident about Marathon’s upside potential.

Stock selection in the technology sector deducted from portfolio performance as Dell, Inc. (DELL) and Intel Corporation (INTC) posted returns of -13.3% and -5.0% respectively in the third calendar quarter while the sector was up by 13.9% in the quarter.  The manager sees Dell more as a short- to intermediate-term holding and is comfortable with the company’s short-term prospects. The third technology holding, Hewlett-Packard Company (HPQ), contributed positively in the third calendar quarter by returning 24.6%.

Among the manager’s financial holdings was American International Group (AIG) and Merrill Lynch & Co., Inc. (MER). Both recently contributed positively to portfolio performance on a relative and absolute basis.  While hurricanes Katrina and Rita barely affected Allstate Corporation’s (ALL) corporate bond prices, its stock took a hit as investors were concerned about the company’s short-term prospects due to future payments of hurricane-related claims. The stock lost approximately 10% after hurricane Katrina. C.S. McKee will potentially add to its position should the stock weaken further.

The manager expects the Fed to raise the Fed Funds rate by another 50 bps by year end.  Despite recent concerns about a slowdown of the economy and falling consumer confidence, the manager feels comfortable with its consumer discretionary holdings.  It believes that the energy sector still offers upside potential.  Going forward, the manager expects to find more relative value opportunities than deep value opportunities.  Sectors in consideration include financials and industrials.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..8.64%

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
ConocoPhillips	4.47%
Apache Corp.	3.80%
Marathon Oil Corp.	3.59%
Walmart Stores	3.18%
Intel Corp.	2.91%
Chevron Texaco Corp.	2.77%
Public Service Enterprise	2.41%
Merrill Lynch & Co., Inc.	2.41%
Hartford Financial Service Group	2.38%
Ivax Corp.	2.30%

                                        *Based on portfolio market value as of October 31, 2005.

                                        Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.50%
Aerospace & Defense - 2.77%			Investment Services - 2.44%
Honeywell International, Inc.	14,672	$ 501,782	Merrill Lynch & Co., Inc.	12,014	$ 777,786
United Technologies Corp.	7,416	380,293
		882,075	Management Investment
Air Courier - 1.07%			Companies - .92%
Fedex Corp.	3,708	340,876	John Hancock Bank & Thrift
			Opportunity Fund	31,148	292,480
Banks - 11.70%
Bank of America Corp.	14,841	649,145	Medical - 8.04%
Citigroup, Inc.	14,810	678,002	Guidant Corp.	7,400	466,200
JPMorgan Chase & Co.	19,402	710,501	Ivax Corp.*	26,000	742,300
Suntrust Banks, Inc.	5,414	392,407	Laboratory Corp of America Holdings*	12,602	608,047
U.S. Bancorp	23,507	695,337	Pfizer, Inc.	16,499	358,688
UnionBanCal Corp.	8,724	597,420	Universal Health Services, Inc.	8,157	384,521
		3,722,812			2,559,756
Building & Construction			Metals - 1.42%
Products - 1.00%			Alcoa, Inc.	18,540	450,337
Masco Corp.	11,124	317,034
			Oil - 14.86%
Communications - 1.74%			Apache Corp.	19,232	1,227,579
AT&T Corp.	28,026	554,354	ChevronTexaco Corp.	15,700	895,999
			ConocoPhillips	22,124	1,446,467
Computers - 1.90%			Marathon Oil Corp.	19,287	1,160,306
Dell, Inc.*	19,000	605,720			4,730,351
			Railroads - 1.91%
Conglomerates - 5.98%			Burlington Northern Santa Fe Corp.	9,800	608,188
Dover Corp.	14,500	565,210
Emerson Electric Co.	4,926	342,603	Retail-Apparel - 1.47%
Fortune Brands, Inc.	8,267	628,044	Gap, Inc.	27,000	466,560
General Electric Co.	10,827	367,144
		1,903,001	Retail-Auto Parts - 1.43%
Consumer Financial			Autozone, Inc.*	5,636	455,952
Services - 1.50%
Fannie Mae	10,000	475,200	Retail-Building Products - 3.14%
			Home Depot, Inc.	16,687	684,835
Electric Utilities - 4.82%			Lowe's Companies, Inc.	5,191	315,457
FPL Group, Inc.	7,136	307,276			1,000,292
Public Service Enterprise	12,400	779,836	Retail-Discount - 3.23%
TXU Corp.	4,450	448,338	Wal-Mart Stores, Inc.	21,700	1,026,627
		1,535,450
Food Processing - 3.71%			Retail-Jewelry - 1.63%
Dean Foods Co. *	8,900	321,735	Zale Corp.*	18,540	519,676
General Mills, Inc.	10,975	529,654
Sara Lee Corp.	18,392	328,297	Retail-Office Supplies - 1.98%
		1,179,686	Office Depot, Inc.*	22,880	629,886
Industrial Equipment - 1.27%
Ingersoll-Rand Co.- Cl. A	10,680	403,597	Retail-Restaurant/Specialty - 4.01%
			McDonald's Corp.	22,026	696,022
Insurance - 5.31%			Outback Steakhouse, Inc.	15,411	580,378
Allstate Corp.	8,232	434,567			1,276,400
American International Group	7,490	485,352	Savings & Loans - 1.66%
Hartford Financial			Washington Mutual, Inc.	13,349	528,620
Services Group, Inc.	9,640	768,790
		1,688,709

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2005
		Market			Market
Security	Shares	Value	Security	Shares	Value
Semiconductors - 2.96%			SHORT TERM INVESTMENT - 6.09%
Intel Corp.	40,028	$ 940,658	Milestone Treasury Obligation
			Portfolio- Institutional Class	1,939,451	$ 1,939,451
Tobacco - 1.63%			(Cost - $1,939,451)
Altria Group, Inc.	6,895	517,470
			Total Investments - 101.59%
TOTAL COMMON STOCK			(Cost - $26,682,434)		32,329,004
(Cost - $24,742,982)		30,389,553	Other assets less liabilities - (1.59)%		(506,705)
			NET ASSETS - 100%		$ 31,822,299

*Non-income producing security.

Dunham Small Cap Value Fund

Message from the Sub-Adviser

Babson Capital Management LLC

Boston, Massachusetts

This is the annual report for the Dunham Small Cap Value Fund.

The manager’s fundamental decision not to own any REITs has recently helped performance on a relative basis, as REITs on average were not able to keep up with the benchmark.  As predicted by the portfolio manager, Mr. Daniel Goldfarb, REITs and homebuilders have run out of steam.

Energy and energy-related sectors were, not surprisingly, the best performing sectors in the third  calendar quarter.

Among sectors posting negative returns in the third calendar quarter were healthcare, financials and consumer staples/discretionary.  Superior stock selection in healthcare contributed positively in the latest calendar quarter

Financials recently posted negative returns; however, the manager’s stock selection contributed positively to the performance as its picks outperformed the sector and the overall benchmark.  Going forward, the manager will increase its focus on high quality banks and financial services companies as the environment for them, according to Babson, becomes increasingly difficult.

Babson is looking to trim back its overweight in consumer discretionary and will most likely trim its restaurant holdings.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..(4.69)%

The Russell 2000 Value Index measures the performance of the 2000 smallet companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Carters, Inc.	3.14%
W-H Energy Services, Inc.	2.96%
First Republic Bank	2.66%
Coherent, Inc.	2.58%
Marten Transport Ltd.	2.48%
Entegris, Inc.	2.44%
First State Bancorporation	2.41%
RPC, Inc.	2.32%
Landstar System, Inc.	2.30%
Idex Corp.	2.11%

                                    *Based on portfolio market value as of October 31, 2005.

                                    Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2005
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.21%			Gambling - 1.51%
Auto & Truck Parts - 1.61%			Pinnacle Entertainment, Inc.*	13,624	$ 258,175
Modine Manufacturing Co.	8,330	$ 275,390
			Healthcare - .50%
Broadcasting - 5.04%			CorVel Corp.*	3,849	84,601
Gray Television, Inc.	25,352	228,168
Lin TV Corp. - Cl. A*	23,859	306,111	Investment Banks - 1.91%
Saga Communications, Inc. - Cl. A*	25,893	325,993	Jefferies Group, Inc.	7,689	326,475
		860,272
Chemicals - 1.38%			Lasers - 5.85%
MacDermid, Inc.	8,400	235,200	Coherent, Inc.*	14,748	436,688
			Excel Technology, Inc.*	10,241	267,802
Commercial Banks - 14.66%			II-VI, Inc.*	16,462	293,353
Alabama National Bancorp	2,831	183,109			997,843
Centennial Bank Holdings, Inc.*	9,800	109,564	Machinery - 5.39%
Chittenden Corp.	10,000	287,700	Baldor Electric Co.	13,649	331,671
Fidelity Bankshares, Inc.	7,800	219,960	Global Power Equipment Group, Inc.*	36,789	230,667
Financial Institutions, Inc.	7,811	143,566	Idex Corp.	8,918	356,898
First Republic Bank	11,879	450,333			919,236
First State Bancorporation	18,222	406,533	Metal Processors - 1.96%
Hanmi Financial Corp.	13,020	238,396	Kaydon Corp.	11,282	333,383
Sterling Bancorp	6,801	132,483
UMB Financial Corp.	4,900	328,202	Oil Field Services - 5.23%
		2,499,846	RPC, Inc.	14,265	391,717
Commercial Services - 3.09%			W-H Energy Services, Inc.*	16,527	500,768
G & K Services, Inc. - Cl. A	9,015	341,578			892,485
Wright Express Corp.*	8,600	185,588	Pharmaceutical - 2.67%
		527,166	Valeant Pharmaceuticals International	13,817	237,100
Construction Products - 2.89%			West Pharmaceutical Services, Inc.	9,100	218,218
Interline Brands, Inc.*	13,000	253,890			455,318
Trex Company, Inc.*	11,499	238,834	Plastics - 2.00%
		492,724	Spartech Corp.	17,940	340,322
Consulting Services - 1.98%
Forrester Research, Inc.*	12,700	244,602	Radio - 1.08%
FTI*	3,400	93,058	Emmis Communications Corp.* - Cl. A	9,400	183,958
		337,660
Consumer Products - Misc - 1.85%			Reinsurance - 0.87%
Fossil, Inc.*	14,080	220,493	IPC Holdings Ltd., Inc.	5,600	147,448
Revlon, Inc.- Cl. A*	32,506	95,568
		316,061	Retail-Apparel - 3.12%
Direct Marketing - 1.34%			Carter's, Inc.*	8,414	531,344
Advo, Inc.	9,277	229,142
			Retail-Mail Order - 1.41%
Diversified Manufacturing - 4.65%			Coldwater Creek, Inc.*	8,909	240,454
Actuant Corp.- Cl. A	5,870	285,869
AZZ, Inc.*	15,132	266,475	Retail-Restaurant/Specialty - 3.17%
Matthews International Corp. - Cl. A	6,700	240,798	RARE Hospitality International, Inc.*	8,084	247,047
		793,142	The Steak n Shake Company*	15,900	292,878
Electronic Components - 1.81%					539,925
Bel Fuse, Inc. - Cl. B	10,259	308,796	Semiconductors - 4.18%
			Entegris, Inc.*	42,236	412,223
Energy - 3.34%			Micrel, Inc.*	30,026	300,260
Headwaters, Inc.*	7,439	236,858			712,483
Unit Corp.*	6,365	333,526	Software - 2.47%
		570,384	Ansoft Corp.*	3,917	125,344
Fiduciary Banks - 2.09%			Dendrite International, Inc.*	16,836	295,472
Boston Private Financial Holdings, Inc.	12,282	355,564			420,816

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
			SHORT TERM INVESTMENT - 3.89%
Transportation - Trucking - 6.16%			Milestone Treasury Obligation
Knight Transportation, Inc.	8,892	$ 241,951	Portfolio- Institutional Class
Landstar System, Inc.	10,104	389,206	(Cost - $663,207)	663,207	$ 663,207
Marten Transport Ltd.*	15,790	419,540
		1,050,697	Total Investments - 99.10%
			(Cost - $14,719,037)		16,899,517
TOTAL COMMON STOCK			Other assets less liabilities - 0.90%		152,987
(Cost - $14,055,830)		$ 16,236,310	NET ASSETS - 100.00%		$ 17,052,504

*Non-income producing security

Dunham Large Cap Growth Fund

Message from the Sub-Adviser

Baring Asset Management, Inc.

Boston, Massachusetts

This is the annual report for the Dunham Large Cap Growth Fund.

Baring lately outperfromed its benchmark,the Russell 1000 Growth Index, mainly due to stock selection.  Performance was primarily driven by stock selection in healthcare.  Stock selection in technology deducted from portfolio performance in the third calendar quarter.  The sector allocation effect did not significantly contribute to or deduct from portfolio performance .

Baring trimmed Bunge Ltd. (BG) shortly before the release of second quarter earnings to realize some gains.  Bunge missed earnings partly due to weaker fertilizer sales in South America; its shares subsequently fell and posted a return of -16.8% for the third calendar quarter.  Baring’s long-term view of the company has not changed and Bunge remains one of the largest active positions in the portfolio.

The position in Electronic Arts (ERTS) contributed positively to portfolio performance, outperforming the benchmark and the technology sector by a healthy margin.  The release of new hardware and the seasonally higher demand during the holidays positions ERTS well for the fourth calendar quarter.

The manager’s position in Dell, Inc. (DELL) hurt the portfolio as the computer manufacturer and distributor lost 13.3% in the third calendar quarter.  While Baring has a favorable short-term outlook for the company, increased competition from IBM and HP, as well as a maturing PC market, raises concerns about Dell’s long-term growth and profitability prospects.

Baring’s top-ten holding biotechnology and pharmaceutical company Amgen, Inc. (AMGN) returned over 30% in the third calendar quarter in the wake of nearly doubling its revenue over the last three years.  The outlook still looks favorable as the product pipeline, according to Baring, is stronger than previously assumed by the market.

The manager will continue to buy on weakness and remain overweighted in healthcare as the sector is quite immune to some of the macro concerns.  Technology, despite a great run over the last 4-5 months, still has some short-term upside potential.  Baring is currently evaluating potential holdings in the consumer discretionary/staples sector.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..7.34%

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Microsoft Corp.	4.76%
Proctor & Gamble Co.	4.70%
Medtronic, Inc.	4.44%
Amgen, Inc.	4.10%
Texas Instruments	3.57%
EMC Corp.	3.55%
Altria Group, Inc.	3.55%
United Technologies Group	3.41%
Yahoo, Inc.	3.34%
Dell, Inc.	3.26%

                                                *Based on portfolio market value as of October 31, 2005.

                                                Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.11%			Retail-Consumer Electronics - 2.57%
Aerospace - 3.43%			Best Buy Co., Inc.	19,510	$ 863,513
United Technologies Corp.	22,500	$ 1,153,800
			Retail-Drug Store - 2.87%
Biotechnology - 6.32%			Walgreen Co.	21,200	963,116
Gilead Sciences, Inc.*	15,600	737,100
Amgen, Inc. *	18,300	1,386,408	Scientific & Technical
		2,123,508	Instruments - 3.09%
Casinos & Gaming - 2.57%			Gen-Probe, Inc. *	25,398	1,037,254
Scientific Games Corp. - Cl. A*	28,900	865,844
			Semiconductors - 6.30%
Chemicals - 3.20%			Marvell Technology Group Ltd.*	19,600	909,636
Dow Chemical Co.	23,500	1,077,710	Texas Instruments, Inc.	42,272	1,206,866
					2,116,502
Computer Hardware - 6.85%			Software - 13.41%
Dell, Inc. *	34,563	1,101,868	Adobe Systems, Inc.	12,203	393,547
EMC Corp. *	86,084	1,201,733	Electronic Arts, Inc. *	18,100	1,029,528
		2,303,601	Microsoft Corp.	62,668	1,610,568
Consulting Services - 0.99%			NAVTEQ*	16,000	625,920
Accenture Ltd.- Cl. A	12,650	332,821	Verisign, Inc.*	35,900	848,317
					4,507,880
Consumer Products - 2.60%			Steel Producers - 2.50%
Fortune Brands, Inc.	11,500	873,655	United States Steel Corp.	23,000	840,190

Cosmetics / Toiletries - 4.73%			Tobacco - 3.57%
Proctor & Gamble Co.	28,400	1,590,116	Altria Group, Inc.	16,000	1,200,800

Electronic Equipment - 2.59%			Web Portals - 3.37%
Wesco International, Inc.*	21,940	872,115	Yahoo Inc.*	30,600	1,131,282

Finance - 5.03%			Wireless Equipment - 2.51%
Chicago Mercantile Exchange	2,300	839,845	Motorola, Inc.	38,100	844,296
Goldman Sachs Group, Inc.	6,735	851,102
		1,690,947	TOTAL COMMON STOCK
Food Processing - 3.16%			(Cost - $30,551,431)		33,320,533
Bunge Ltd.	20,467	1,063,056
			SHORT TERM INVESTMENT - 1.49%
Medical - 11.49%			Milestone Treasury Obligation
Abbott Laboratories	24,232	1,043,187	Portfolio- Institutional Class
Covance, Inc. *	8,895	432,742	(Cost - $502,393)	502,393	502,393
Express Scripts, Inc.- Cl. A *	11,742	885,464
Medtronic, Inc.	26,500	1,501,490	Total Investments - 100.60%
		3,862,883	(Cost - $31,053,825)		33,822,926
Multimedia - 2.61%			Other assets less liabilites - (0.60)%		(202,371)
Time Warner, Inc.	49,200	877,236	NET ASSETS - 100.00%		$ 33,620,555

Oil - 3.35%
Transocean, Inc. *	10,632	611,234
XTO Energy, Inc.	11,900	517,174
		1,128,408

*Non-income producing security

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser

Van Eck Associates Corporation

New York, New York

This is the annual report for the Dunham Emerging Markets Stock Fund.

The dollar return of the MSCI Emerging Markets Index practically matched the local currency return in the third calendar quarter as emerging markets are very much driven by commodity prices.

The manager’s exposure to South Africa, Russia and Hong Kong/China hurt relative performance, while exposure to Brazil, Argentina, Taiwan and Korea contributed positively to portfolio performance relative to the benchmark.

Stock selection in Brazil, South Africa, Argentina and Russia further added to the portfolio’s performance.

Brazil-based Caemi Mineraco e Metalurgia S.A. (CMET4 BZ) and Companhia Vale do Rio Doce (RIO-P) returned 64% and 53%, respectively, through the third calendar quarter.  Both companies market and produce minerals.  The manager is confident about the companies’ prospects as iron ore prices are expected to rise in 2006.  Petroleo Brasileiro S.A. (PBR) continued to post impressive returns, up close to 40% in the third calendar quarter alone, as its margins in the upstream business unit continued to grow due to increasing crude oil prices.

Investimentos Itau S.A. (ITSA4 BZ), the manager’s play on the Brazilian banking sector, returned over 27% in the third calendar quarter. Van Eck’s outlook for the company remains positive, as the company sustains good credit growth without deterioration in credit quality.

The manager’s addition of a Russian oil producer rose over 50% in the third calendar quarter.

Van Eck expects commodity prices to continue to significantly affect the markets.  The manager might increase its allocation to that sector to reduce its active risk that hurt performance in the third calendar quarter.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..22.25%

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Petroleo Brasilerio S.A. ADR	5.38%
Samsung Electronics Co. Ltd.	4.55%
SFA Engineering Corp.	4.19%
Itausa Investmentos Itau S.A.	3.96%
Kingboard Chemical Holdings, Ltd.	3.91%
FirstRand Ltd.	3.89%
Caemi Mineracao e Metalurgia SA	3.69%
Hyundai Mobis	3.53%
Advantech Co. Ltd.	3.38%
Noble Group Ltd.	3.13%

                                                *Based on portfolio market value as of October 31, 2005.

                                                Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.45%			Identification Systems - 1.32%
Advertising - 0.72%			XAC Automation Corp.	210,000	$ 164,083
Media Partners
International Holdings, Inc. *	608,000	$ 89,176	Industrial Automation - 4.08%
			SFA Engineering Corp.	21,019	506,635
Airlines - 1.29%
Cintra, S.A. de C.V.*	295,000	159,866	Machinery - 1.14%
			Chen Hsong Holdings Ltd.	316,104	141,980
Auto & Truck Parts
Supplier - 2.73%			Medical - 0.47%
Norstar Founders Group Ltd.	700,000	190,183	Pantai Holdings BHD	120,900	58,925
Randon Participacoes S.A.	52,000	149,379
		339,562	Metal Processing - 4.59%
Banks - 3.79%			Catcher Technology Co., Ltd.	13,000	77,463
FirstRand Ltd.	199,647	470,550	Korea Tronics Co, Ltd.	35,723	216,256
			Taewoong Co., Ltd.	21,468	275,847
Building Materials - 3.95%					569,566
Corporacion GEO S.A. de C.V.			Office Furnishings - 1.04%
(Series B)*	73,041	225,314	Taiwan Fu Hsing Industrial Co. Ltd.	119,180	128,687
Enka Insaat ve Sanayi A.S.	24,000	265,416
		490,730	Oil & Gas - 7.91%
Chemicals - 3.81%			Lukoil SP- ADR	6,000	330,900
Kingboard Chemical Holdings Ltd.	223,000	472,781	Petroleo Brasileiro S.A. SP- ADR	10,187	650,949
					981,849
Commodities Trading - 3.05%			Plastic Manufacturer - 1.42%
Noble Group Ltd.	416,432	379,063	First Engineering Ltd.	273,275	176,283

Computer Systems - 4.36%			Precious Metals - 3.60%
Advantech Co., Ltd.	185,295	408,747	Caemi Mineracao e Metalurgia S.A.	280,848	446,414
Asia Vital Components Co., Ltd.	304,000	132,807
		541,554	Printing - 1.49%
Conglomerates - 6.02%			SNP Leefung Holdings Ltd.	1,367,500	185,500
Bidvest Group Ltd.	19,991	268,125
Investimentos Itau S.A.	160,094	479,091	Real Estate - 2.04%
		747,216	Bandar Raya Developments BHD	190,425	50,268
Electronic Component - 7.40%			Inversiones y Representaciones S.A.
Hynix Semiconductor, Inc.*	14,000	258,583	SP- GDR*	17,500	202,475
Samsung Electronics Co., Ltd.	1,029	549,868			252,743
Shenmao Technology, Inc.	60,000	111,015	Recycling Services - 2.45%
		919,466	Citiraya Industries Ltd.*	475,380	-
Food Distribution - 0.09%			Insun ENT Co., Ltd.	22,543	304,148
Alsea, S.A. de C.V.	4,500	11,264			304,148
			Retail-Automobiles - 4.25%
Gaming Services - 0.50%			PT Astra International, Inc. Tbk	108,977	100,461
Dreamgate Corp. BHD	208,423	61,903	Hyundai Mobis	5,332	426,713
					527,174
			Rubber Manufacturer - 2.51%
			Top Glove Corp. BHD	226,404	311,593

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2005
		Market			Market
Security	Shares	Value	Security	Shares	Value
Semiconductors - 2.81%			WARRANTS - 0.08%
Holtek Semiconductor, Inc.	106,000	$ 125,398	Lippo Bank Certificates of Entitlement*	1,645,265	$ -
Novatek Microelectronics Corp., Ltd.	51,074	224,242	Multi-Purpose Holdings BHD,
		349,640	due 2/26/2009 *	15,380	937
Shipbuilding - 1.71%			STX Shipbuilding Co., Ltd. Stock
STX Shipbuilding Co., Ltd.	12,000	212,102	Rights @ 15110 Exp. 10/14*	3,001	9,451
			Total Warrants (Cost - $428)		10,388
Steel - 2.78%
Grupo Industrial Saltillo SA de C.V.	92,851	103,130	SHORT TERM INVESTMENT - 3.90%
Tenaris SA ADR	2,200	241,670	Milestone Treasury Obligation
		344,800	Portfolio - Institutional Class
Textiles - 3.68%			(Cost - $483,593)	483,593	483,593
Texwinca Holdings Ltd.	244,000	165,343
Weiqiao Textile Co. Ltd.	239,957	291,640	Total Investments - 97.43%
		456,983	(Cost - $9,889,318)		12,097,057
Tools - 1.76%			Other assets less liabilities - 2.57%		319,270
Basso Industry Corp.	94,060	218,709	NET ASSETS - 100.00%		$ 12,416,327

Transportation - 4.69%
PT Berlian Laju Tanker Tbk	3,850,000	369,581
Transmile Group BHD	75,000	212,550
		582,131
TOTAL COMMON STOCK
(Cost - $ 9,405,297)		$ 11,603,076

*Non-income producing security
ADR - American Depositary Receipts
GDR- Global Depositary Receipts

Dunham Small Cap Growth Fund

Message from the Sub-Adviser

Pier Capital LLC

Stamford, Connecticut

This is the annual report for the Dunham Small Cap Growth Fund.

Pier trailed its benchmark in the third calendar quarter, but outperformed the index year-to-date by a healthy margin.  While Pier’s energy holdings posted impressive returns on an absolute basis by returning between approximately 30% and 70% during the third calendar quarter, the holdings trailed the sector returns, therefore, dragging down performance on a relative basis.

The financial holding, Affiliated Managers Group (AMG), continued to contribute positively to portfolio performance after returning over 10% in the second calendar quarter.

California Pizza Kitchen, Inc. (CPKI), a holding added in the second calendar quarter, returned over 7% through the third calendar, while the consumer discretionary sector lost over 3%.  The manager continues to believe in the company’s growth prospects and might add to the position on weakness.

Clothing retailer Abercrombie & Fitch Co. (ANF) took a hit in the third calendar quarter by losing close to 30%.  ANF was already down around 15% due to missed earnings earlier in the quarter, when the company announced the departure of its President and COO, Robert S. Singer.  Singer, former CFO of the Gucci Group, had differences over Abercrombie’s international expansion plans.  Pier believes that the market overreacted and is confident about the company’s future growth prospects.  Citi Trends Inc. (CTRN), an urban fashion retailer, returned approximately 20% through the third calendar quarter contributing positively in absolute and relative terms.

Medical device company Foxhollow Technologies, Inc. (FOXH) continued to soar posting a return of close to 25% in the third calendar quarter after an impressive return of over 40% in the second calendar quarter.  The manager trimmed its position as the upside potential decreased, after the recent run-up and the launch of knock-off products.

Pier has trimmed its consumer related sectors from 25% to 15% and will rebuild its consumer exposure with companies targeting wealthier consumers. Wealthier consumers are potentially less sensitive to a possible economic slowdown.

Growth of $10,000 Investment

Total Return as of October 31, 2005

Since Inception (December 10, 2004)……………………..5.33%

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Top 10 Portfolio Holdings*		Portfolio Composition*

Company
Administaff, Inc.	2.38%
VistaPrint Limited	2.12%
ArthroCare Corp.	2.01%
Peet’s Coffee & Tea, Inc.	1.48%
Pharmaceutical Product Development, Inc.	1.47%
Educate, Inc.	1.45%
Blue Coat Systems, Inc.	1.43%
United Natural Foods, Inc.	1.37%
Corporate Executive Board Co.	1.35%
Bright Horizons Family Solutions, Inc.	1.30%

                                *Based on portfolio market value as of October 31, 2005.

                                Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 98.64%
Advertising Services - 1.25%			Engineering Services - 1.24%
Getty Images, Inc.*	2,900	$ 240,729	Shaw Group, Inc.*	8,900	$ 238,520

Aerospace - 1.09%			Food Processing -2.83%
BE Aerospace, Inc.*	11,600	210,308	Peet's Coffee & Tea, Inc.*	8,500	282,795
			United Natural Foods, Inc.*	9,300	261,423
Airlines - 0.98%					544,218
JetBlue Airways Corp.*	10,100	187,961	Human Resources - 7.57%
			Administaff,Inc.	10,700	452,824
Batteries - 1.06%			Gevity HR, Inc.	7,400	190,476
Greatbatch, Inc.*	7,800	203,268	Heidrick & Struggles International, Inc.*	6,800	219,504
			Hewitt Associates, Inc. - Cl. A*	7,300	194,837
Biotechnology - 0.98%			Hudson Highland Group, Inc.*	8,000	191,440
PRA International*	7,100	188,576	Korn/Ferry International*	12,000	206,640
					1,455,721
Commercial Services - 3.19%			Imaging Systems - 0.83%
Paychex, Inc.	5,400	209,304	SonoSite, Inc.*	5,400	158,706
Steiner Leisure Ltd.*	6,000	204,540
Weight Watchers International, Inc.*	3,800	199,766	Insurance - 0.66%
		613,610	Centene Corp.*	6,300	126,945
Communications - 0.99%
AudioCodes Ltd.*	5	56	Internet - 1.42%
Nextel Partners, Inc. - Cl. A*	7,600	191,140	Blue Coat Systems, Inc.*	5,800	272,542
		191,196
			Investment Services - 4.11%
Computer Services - 3.61%			Affiliated Managers Group, Inc.*	2,603	199,780
Anteon International Corp.*	900	40,680	Janus Capital Group, Inc.	10,900	191,295
Autodesk, Inc.	4,100	185,033	Piper Jaffray Companies, Inc.*	6,100	209,535
Cognizant Technology			T. Rowe Price Group Inc.	2,900	190,008
Solutions Corp.- Cl. A*	5,316	233,798			790,618
Kronos, Inc.*	2,000	91,720	Machinery - 0.96%
Ness Technologies, Inc.*	15,746	143,131	Applied Industrial Technologies, Inc.	5,600	184,520
		694,362
Construction Products &			Medical - 18.13%
& Services - 1.21%			ArthroCare Corp.*	10,400	381,992
Interline Brands, Inc.*	11,900	232,407	Community Health Systems, Inc.*	6,000	222,660
			Coventry Health Care, Inc.*	3,450	186,266
Consulting Services - 1.33%			Hologic, Inc.*	4,040	224,058
Corporate Executive Board Co.	3,100	256,184	Immucor,Inc.*	8,200	212,544
			Kinetic Concepts, Inc.*	4,700	168,730
Data Processing - 1.00%			Laserscope, Inc.*	5,295	143,018
NAVTEQ*	4,900	191,688	LifeCell Corp.*	8,200	132,840
			Merge Technolgies Inc.*	9,200	212,244
Distribution - 1.03%			PSS World Medical, Inc.*	14,100	196,413
Aviall, Inc.*	6,300	198,765	ResMed, Inc.*	5,400	205,902
			Sierra Health Services,Inc.*	3,000	225,000
Electronic Equipment - 1.74%			Symbion, Inc.*	9,400	212,722
Gentex Corp.	10,100	190,082	Syneron Medical Ltd.*	6,100	219,234
Trimble Nagivation Ltd.*	5,000	144,350	Techne Corp.*	3,400	184,348
		334,432	Varian Medical Systems, Inc.*	4,500	205,020
			Wright Medical Group, Inc.*	8,200	152,602
					3,485,593

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Oil & Gas - 5.54%			Schools / Daycare - 2.72%
Bill Barrett Corp.*	6,900	$ 219,627	Bright Horizons Family Solutions, Inc.*	6,200	$ 247,814
Grant Prideco, Inc.*	5,400	210,006	Educate, Inc.*	23,406	275,723
National-Oilwell Varco Inc.*	3,300	206,151			523,537
Patterson-UTI Energy, Inc.	6,100	208,193	Scientific Instruments - 0.91%
Pioneer Drilling Company*	12,900	220,977	Fisher Scientific International, Inc.*	3,100	175,150
		1,064,954
Pharmaceutical - 2.55%			Semiconductors - 5.99%
Medco Health Solutions, Inc.*	3,700	209,050	Broadcom Corp. - Cl. A*	4,900	208,054
Pharmaceutical Product			O2Micro International Ltd*	14,700	192,570
Development, Inc.	4,876	280,224	Phototronics, Inc.*	9,000	162,000
		489,274	Silicon Image, Inc.*	21,400	196,452
Printing - 2.67%			SiRF Technology Holdings, Inc.*	8,200	211,478
Valassis Communications, Inc.*	3,500	109,375	Tessera Technologies, Inc.*	6,500	181,350
VistaPrint Limited*	23,800	402,934			1,151,904
		512,309	Software - 5.34%
Real Estate - 0.99%			Infosys Technologies Ltd. SP - ADR	3,100	210,800
CB Richard Ellis Group, Inc. - Cl. A*	3,900	190,515	MicroStrategy Inc. - Cl. A*	2,900	205,610
			Red Hat, Inc.*	9,500	220,590
Retail-Apparel - 3.89%			Satyam Computer Services Ltd. - ADR	6,600	225,588
Abercrombie & Fitch Co.- Cl. A	3,500	181,965	Take-Two Interactive Software, Inc.*	7,900	163,135
Coach, Inc.*	5,900	189,862			1,025,723
Urban Outfitters, Inc.*	6,700	189,811	Theaters - 0.98%
Wolverine World Wide, Inc.	8,900	186,455	Regal Entertainment Group - Cl. A	10,200	187,986
		748,093
Retail-Auto Parts - 1.48%			Uniforms - 1.01%
A.S.V. Inc.*	8,200	191,388	Cintas Corp.	4,800	194,736
O'Reilly Automotive, Inc.*	3,300	93,060
		284,448	Waste Disposal - 0.94%
Retail-Mail Order - 2.17%			Waste Connections, Inc.*	5,400	180,198
Celebrate Express, Inc.*	16,086	219,091
MSC Industrial Direct Co., Inc. - Cl. A	5,200	198,536
		417,627	TOTAL COMMON STOCK
Retail-Restaurant/Specialty - 3.25%			(Cost - $18,111,304)		18,964,646
California Pizza Kitchen, Inc.*	6,600	211,266
Cheesecake Factory, Inc.*	6,400	219,648	SHORT TERM INVESTMENT - 0.41%
Texas Roadhouse, Inc.- Cl. A*	12,300	193,602	Milestone Treasury Obligation
		624,516	Portfolio- Institutional Class
Retail-Other - 1.00%			(Cost - $78,893)	78,893	78,893
Guitar Center Management, Inc.*	3,700	192,807
			Total Investments - 99.05%
			(Cost - $18,190,197)		19,043,539
			Other assets less liabilities - 0.95%		182,887
			NET ASSETS - 100.00%		$ 19,226,426

*Non-income producing security
ADR - American Depositary Receipts

THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High-Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 31,562,162	$ 48,543,978	$ 10,616,108	$ 6,162,542	$ 16,512,433	$ 22,384,428
Investments in securities, at value	$ 31,132,245	$ 47,982,752	$ 10,429,342	$ 8,409,088	$ 18,332,166	$ 23,774,988
Cash	-	3,561	-	-	-
Foreign currency, at value (cost $4,859)	-	-	-	-	-	4,841
Receivable for securities sold	-	323,096	-	45,800	-	242,508
Interest and dividends receivable	263,468	366,862	271,530	5,457	54,185	71,422
Prepaid expenses and other assets	22,008	30,915	35,717	27,292	29,576	29,782
Total Assets	31,417,721	48,707,186	10,736,589	8,487,637	18,415,927	24,123,541

Liabilities:
Payable for securities purchased	-	10,654,632	52,011	44,696	50,677	313,230
Payable for fund shares redeemed	145,697	140,645	20,059	15,838	17,365	17,258
Payable to adviser	21,986	26,940	10,052	8,113	21,746	26,530
Payable for distribution fees	8,735	7,409	1,642	1,638	3,586	5,206
Payable for administration fees	4,330	5,173	1,440	1,115	2,447	3,216
Payable for transfer agent fees	3,798	1,997	2,722	2,580	2,929	2,727
Payable for custody fees	2,279	4,896	1,245	2,567	1,590	5,809
Payable for fund accounting fees	4,408	8,133	3,051	957	2,573	7,305
Accrued expenses and other liabilities	33,437	7,262	14,031	14,157	14,364	8,618
Total Liabilities	224,670	10,857,087	106,253	91,661	117,277	389,899

Net Assets	$ 31,193,051	$ 37,850,099	$ 10,630,336	$ 8,395,976	$ 18,298,650	$ 23,733,642

Net Assets:
Paid in capital	$ 31,955,398	$ 38,021,014	$ 10,823,446	$ 4,449,080	$ 14,670,942	$ 18,887,712
Undistributed net investment income (loss)	-	181,763	8	41,928	120,709	(2,641)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(332,430)	208,548	(6,352)	1,658,422	1,687,266	3,458,893
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(429,917)	(561,226)	(186,766)	2,246,546	1,819,733	1,389,678

Net Assets	$ 31,193,051	$ 37,850,099	$ 10,630,336	$ 8,395,976	$ 18,298,650	$ 23,733,642

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 13,194,406	$ 11,102,352	$ 2,497,969	$ 1,940,148	$ 4,178,969	$ 6,005,543
Shares of beneficial interest outstanding
(unlimited shares authorized; no par value)	1,344,245	815,796	254,402	97,729	466,881	452,092
Net asset value, offering and
redemption price per share	$ 9.82	$ 13.61	$ 9.82	$ 19.85	$ 8.95	$ 13.28

Class N Shares:
Net Assets	$ 17,998,645	$ 26,747,747	$ 8,132,367	$ 6,455,828	$ 14,119,681	$ 17,728,099
Shares of beneficial interest outstanding
(unlimited shares authorized; no par value)	1,832,361	1,963,166	827,946	322,416	1,564,086	1,323,968
Net asset value, offering and
redemption price per share	$ 9.82	$ 13.62	$ 9.82	$ 20.02	$ 9.03	$ 13.39

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$ 26,682,434	$ 14,719,037	$ 31,053,825	$ 9,889,318	$ 18,190,197
Investments in securities, at value	$ 32,329,004	$ 16,899,517	$ 33,822,926	$ 12,097,057	$ 19,043,539
Foreign currency, at value (Cost - $77,953)	-	-	-	77,282	-
Receivable for securities sold	-	180,055	-	268,509	2,118,565
Interest and dividends receivable	32,814	10,017	17,257	8,042	8,430
Due from Adviser	-	-	-	35,567	-
Prepaid expenses and other assets	30,108	29,457	30,063	29,253	28,679
Total Assets	32,391,926	17,119,046	33,870,246	12,515,710	21,199,213

Liabilities:
Payable for securities purchased	463,956	4,829	118,748	11,295	1,907,841
Payable for fund shares redeemed	40,539	13,165	66,908	9,997	15,673
Payable to adviser	28,986	20,385	25,463	-	21,418
Payable for distribution fees	6,463	3,702	6,637	2,250	3,953
Payable for administration fees	4,213	2,294	4,458	1,721	2,596
Payable for transfer agent fees	2,261	2,934	2,765	2,461	2,865
Payable for custody fees	1,698	3,796	2,035	7,072	2,423
Payable for fund accounting fees	3,110	1,851	3,185	4,259	2,229
Income taxes payable	-	-	-	49,220	-
Accrued expenses and other liabilities	18,401	13,586	19,492	11,108	13,789
Total Liabilities	569,627	66,542	249,691	99,383	1,972,787

Net Assets	$ 31,822,299	$ 17,052,504	$ 33,620,555	$ 12,416,327	$ 19,226,426

Net Assets:
Paid in capital	23,804,895	13,759,347	27,563,863	7,939,758	14,359,945
Undistributed net investment income (loss)	-	-	-	120,209	-
Accumulated net realized gain on
investments and foreign currency transactions	2,370,834	1,112,677	3,287,591	2,149,292	4,013,139
Net unrealized appreciation on
investments and foreign currency transactions	5,646,570	2,180,480	2,769,101	2,207,068	853,342

Net Assets	$ 31,822,299	$ 17,052,504	$ 33,620,555	$ 12,416,327	$ 19,226,426

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 7,582,373	$ 4,295,626	$ 7,849,392	$ 2,518,691	$ 4,575,232
Shares of beneficial interest outstanding
(unlimited shares authorized; no par value)	639,937	360,836	1,591,798	149,055	295,698
Net asset value, offering and
redemption price per share	$ 11.85	$ 11.90	$ 4.93	$ 16.90	$ 15.47

Class N Shares:
Net Assets	$ 24,239,926	$ 12,756,878	$ 25,771,163	$ 9,897,636	$ 14,651,194
Shares of beneficial interest outstanding
(unlimited shares authorized; no par value)	2,028,839	1,063,264	5,182,520	581,335	938,879
Net asset value, offering and
redemption price per share	$ 11.95	$ 12.00	$ 4.97	$ 17.03	$ 15.60

STATEMENTS OF OPERATIONS
From Commencement of Operations* through October 31, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Investment Income:
Interest income	$ 1,303,828	$ 1,434,772	$ 258,678	$ 2,635	$ 233,538	$ 39,160
Dividend income	-	-	-	292,144	88,376	387,091
Less: Foreign withholding taxes	-	-	-	-	-	(29,470)
Total Investment Income	1,303,828	1,434,772	258,678	294,779	321,914	396,781

Operating Expenses:
Investment advisory fees	293,856	302,043	21,431	104,290	242,815	220,109
Sub-advisory fees**	-	-	17,859	-	-	26,502
Distribution fees- Class C Shares	142,515	103,893	6,831	25,901	51,760	66,984
Administration fees	54,573	50,605	6,131	13,510	25,250	29,960
Fund accounting fees	46,319	51,391	10,137	10,339	20,614	30,235
Registration fees	41,417	33,123	14,487	35,823	33,823	33,492
Professional fees	33,226	26,860	11,055	14,544	18,815	18,433
Transfer agent fees	27,303	25,662	9,772	24,912	25,662	25,662
Custodian fees	17,548	21,970	4,806	14,522	9,939	26,078
Printing and postage expense	6,790	3,790	655	1,219	2,186	2,135
Insurance expense	4,359	1,844	337	638	1,401	1,453
Trustees' fees	3,616	2,753	405	1,753	2,003	5,753
Miscellaneous expenses	6,027	2,812	1,174	5,400	2,340	2,361
Total Operating Expenses	677,549	626,746	105,080	252,851	436,608	489,157
Less: Advisory fees waived	(1,578)	(10,483)	-	-	-	-
Net Operating Expenses	675,971	616,263	105,080	252,851	436,608	489,157

Net Investment Income (Loss)	627,857	818,509	153,598	41,928	(114,694)	(92,376)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from investments
and foreign currency	(339,548)	389,429	(6,352)	1,582,362	1,922,669	3,548,628
Capital gain distributrions from
real estate investment trusts	-	-	-	76,060	-	-
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(429,917)	(1,172,377)	(186,766)	(811,393)	(1,685,762)	(1,799,379)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency	(769,465)	(782,948)	(193,118)	847,029	236,907	1,749,249

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ (141,608)	$ 35,561	$ (39,520)	$ 888,957	$ 122,213	$ 1,656,873

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High Yield Bond, which commenced operations on July 1, 2005.
**High-Yield Bond Fund pays the sub-adviser directly for its services and, effective 9/1/05, International Stock Fund began paying the sub-adviser directly for its services.

STATEMENTS OF OPERATIONS
From Commencement of Operations* through October 31, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Investment Income:
Interest income	$ 19,951	$ 35,020	$ 11,349	$ 14,496	$ 20,065
Dividend income	592,868	103,343	237,157	385,357	25,560
Less: Foreign withholding taxes	-	-	(474)	(33,515)	(194)
Total Investment Income	612,819	138,363	248,032	366,338	45,431

Operating Expenses:
Investment advisory fees	356,043	238,267	363,679	152,975	239,268
Distribution fees- Class C Shares	95,431	54,270	91,193	33,959	57,174
Administration fees	45,537	24,731	44,381	18,081	26,948
Registration fees	33,823	33,823	33,823	33,823	34,823
Fund accounting fees	32,730	18,789	31,164	31,732	20,175
Transfer agent fees	25,663	25,662	26,162	24,962	25,662
Professional fees	26,538	17,734	25,648	15,248	18,878
Custodian fees	9,607	19,970	14,222	79,702	12,489
Printing and postage expense	3,273	2,003	3,873	1,334	2,403
Insurance expense	1,957	1,363	1,796	908	1,284
Trustees' fees	2,503	2,153	2,753	1,753	2,003
Miscellaneous expenses	1,954	2,107	3,996	3,071	1,770
Total Operating Expenses	635,059	440,872	642,690	397,548	442,877
Less: Advisory fees waived	(22,210)	-	(41,547)	-	-
Net Operating Expenses	612,849	440,872	601,143	397,548	442,877

Net Investment Income (Loss)	(30)	(302,509)	(353,111)	(31,210)	(397,446)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain from investments
and foreign currency	2,370,864	1,217,569	3,640,702	2,300,711	4,410,585
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	543,157	(1,732,167)	(902,772)	470,334	(2,860,373)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency	2,914,021	(514,598)	2,737,930	2,771,045	1,550,212

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 2,913,991	$ (817,107)	$ 2,384,819	$ 2,739,835	$ 1,152,766

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and
High Yield Bond, which commenced operations on July 1, 2005.

STATEMENTS OF CHANGES IN NET ASSETS
From Commencement of Operations* through October 31, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Operations:
Net investment income (loss)	$ 627,857	$ 818,509	$ 153,598	$ 41,928	$ (114,694)	$ (92,376)
Net realized gain (loss) from investments
and foreign currency	(339,548)	389,429	(6,352)	1,582,362	1,922,669	3,548,628
Capital gain distributions from
real estate investment trusts	-	-	-	76,060	-	-
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(429,917)	(1,172,377)	(186,766)	(811,393)	(1,685,762)	(1,799,379)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(141,608)	35,561	(39,520)	888,957	122,213	1,656,873

Distributions to Shareholders From:
Net Investment Income:
Class C	(249,908)	(249,562)	(33,592)	-	-	-
Class N	(377,967)	(568,065)	(119,998)	-	-	-
Total Distributions to Shareholders	(627,875)	(817,627)	(153,590)	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class C	1,479,258	4,378,928	3,165,193	228,505	171,339	609,511
Class N	17,622,886	17,217,708	8,853,599	2,988,919	5,681,978	6,991,552
Reinvestment of distributions
Class C	249,908	249,562	33,593	-	-	-
Class N	377,968	568,065	119,997	-	-	-
Cost of shares redeemed
Class C	(25,972,403)	(13,785,034)	(654,641)	(3,296,914)	(5,902,469)	(5,295,799)
Class N	(21,835,024)	(7,899,137)	(694,295)	(4,360,289)	(4,921,588)	(2,741,039)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(28,077,407)	730,092	10,823,446	(4,439,779)	(4,970,740)	(435,775)

Total Increase (Decrease) in Net Assets	(28,846,890)	(51,974)	10,630,336	(3,550,822)	(4,848,527)	1,221,098

Net Assets:
Beginning of period	60,039,941	37,902,073	-	11,946,798	23,147,177	22,512,544
End of period**	$ 31,193,051	$ 37,850,099	$ 10,630,336	$ 8,395,976	$ 18,298,650	$ 23,733,642
** Includes undistributed net investment
income (loss) at end of period	$ -	$ 181,763	$ 8	$ 41,928	$ 120,709	$ (2,641)

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High Yield Bond, which commenced operations on July 1, 2005.

STATEMENTS OF CHANGES IN NET ASSETS
From Commencement of Operations* through October 31, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Operations:
Net investment loss	$ (30)	$ (302,509)	$ (353,111)	$ (31,210)	$ (397,446)
Net realized gain from investments
and foreign currency	2,370,864	1,217,569	3,640,702	2,300,711	4,410,585
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	543,157	(1,732,167)	(902,772)	470,334	(2,860,373)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,913,991	(817,107)	2,384,819	2,739,835	1,152,766

Distributions to Shareholders From:
Net Investment Income:
Class C	-	-	-	-	-
Class N	-	-	-	-	-
Total Distributions
to Shareholders	-	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class C	487,292	543,796	1,415,274	427,981	261,366
Class N	10,226,151	5,716,884	11,378,642	4,325,097	5,581,547
Reinvestment of distributions
Class C	-	-		-	-
Class N	-	-		-	-
Cost of shares redeemed
Class C	(9,244,179)	(5,709,530)	(8,648,076)	(4,031,734)	(6,175,407)
Class N	(7,917,740)	(4,363,078)	(6,034,448)	(3,592,434)	(4,687,262)
Net Decrease in Net Assets From
Share Transactions of Beneficial Interest	(6,448,476)	(3,811,928)	(1,888,608)	(2,871,090)	(5,019,756)

Total Increase (Decrease) in Net Assets	(3,534,485)	(4,629,035)	496,211	(131,255)	(3,866,990)

Net Assets:
Beginning of period	35,356,784	21,681,539	33,124,344	12,547,582	23,093,416
End of period**	$ 31,822,299	$ 17,052,504	$ 33,620,555	$ 12,416,327	$ 19,226,426
** Includes undistributed net investment
income (loss) at end of period	$ -	$ -	$ -	$ 120,209	$ -

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and
High Yield Bond, which commenced operations on July 1, 2005.

FINANCIAL HIGHLIGHTS
From Commencement of Operations* Through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Class C:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 10.00	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.12	0.23	0.12	(0.04)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(0.17)	(0.29)	(0.17)	1.38	0.11	0.94
Total income (loss) from investment operations	(0.05)	(0.06)	(0.05)	1.34	0.00	0.81
Less distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.13)	0.00	0.00	0.00
Net asset value, end of period	$ 9.82	$ 13.61	$ 9.82	$ 19.85	$ 8.95	$ 13.28

Total return +	(0.54)%	(0.42)%	(0.53)%	7.24%	0.00%	6.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 13,194	$ 11,102	$ 2,498	$ 1,940	$ 4,179	$ 6,006
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.20%	2.22%	3.47%	3.51%	3.22%	3.02%
After advisory fee waivers***	2.20%	2.19%	3.47%	3.51%	3.22%	3.02%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	1.34%	1.82%	3.71%	(0.25)%	(1.36)%	(1.12)%
After advisory fee waivers***	1.34%	1.85%	3.71%	(0.25)%	(1.36)%	(1.12)%
Portfolio turnover rate	201%	358%	20%	97%	92%	135%

Class N:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 10.00	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.18	0.32	0.15	0.12	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.18)	(0.29)	(0.18)	1.39	0.11	0.93
Total income (loss) from investment operations	0.00	0.03	(0.03)	1.51	0.08	0.92
Less distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.15)	0.00	0.00	0.00
Net asset value, end of period	$ 9.82	$ 13.62	$ 9.82	$ 20.02	$ 9.03	$ 13.39

Total return +	0.04%	0.21%	(0.32)%	8.16%	0.89%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 17,999	$ 26,748	$ 8,132	$ 6,456	$ 14,120	$ 17,728
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.45%	1.47%	2.72%	2.51%	2.22%	2.02%
After advisory fee waivers***	1.45%	1.44%	2.72%	2.51%	2.22%	2.02%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	2.09%	2.57%	4.46%	0.75%	(0.36)%	(0.12)%
After advisory fee waivers***	2.09%	2.60%	4.46%	0.75%	(0.36)%	(0.12)%
Portfolio turnover rate	201%	358%	20%	97%	92%	135%

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High Yield Bond, which commenced operations on July 1, 2005.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
From Commencement of Operations* through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Class C:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment loss**	(0.07)	(0.27)	(0.08)	(0.14)	(0.38)
Net realized and unrealized gain (loss)	0.92	(0.42)	0.38	3.11	1.04
Total income (loss) from investment operations	0.85	(0.69)	0.30	2.97	0.66
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.85	$ 11.90	$ 4.93	$ 16.90	$ 15.47

Total return +	7.73%	(5.48)%	6.48%	21.32%	4.46%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,582	$ 4,296	$ 7,849	$ 2,519	$ 4,575
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.75%	3.27%	2.82%	3.94%	3.10%
After advisory fee waivers***	2.67%	3.27%	2.68%	3.94%	3.10%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	(0.77)%	(2.46)%	(2.00)%	(0.97)%	(2.85)%
After advisory fee waivers***	(0.69)%	(2.46)%	(1.86)%	(0.97)%	(2.85)%
Portfolio turnover rate	32%	42%	118%	65%	197%

Class N:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment income (loss)**	0.03	(0.16)	(0.04)	0.00	(0.25)
Net realized and unrealized gain (loss)	0.92	(0.43)	0.38	3.10	1.04
Total income (loss) from investment operations	0.95	(0.59)	0.34	3.10	0.79
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.95	$ 12.00	$ 4.97	$ 17.03	$ 15.60

Total return +	8.64%	(4.69)%	7.34%	22.25%	5.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 24,240	$ 12,757	$ 25,771	$ 9,898	$ 14,651
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.75%	2.27%	1.82%	2.94%	2.10%
After advisory fee waivers***	1.63%	2.27%	1.68%	2.94%	2.10%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	0.23%	(1.46)%	(1.00)%	0.03%	(1.85)%
After advisory fee waivers***	0.31%	(1.46)%	(0.86)%	0.03%	(1.85)%
Portfolio turnover rate	32%	42%	118%	65%	197%

*All Funds commenced operations on December 10, 2004.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

1.     ORGANIZATION

The Dunham Funds (the “Funds”) are a series of AdvisorOne Funds (the “Trust”), a Delaware Business Trust organized on December 20, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Dunham Funds currently consist of eleven funds : Short-Term Bond Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Real Estate Stock Fund; Appreciation & Income Fund; International Stock Fund; Large Cap Value Fund; Small Cap Value Fund; Large Cap Growth Fund; Emerging Markets Stock Fund and Small Cap Growth Fund.  The Large Cap Growth Fund and Real Estate Stock Fund operate as non-diversified funds within the meaning of the 1940 Act.  The remaining funds operate as diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Short-Term Bond	Current income and preservation of capital
Corporate/Government Bond High-Yield Bond	Current income and capital appreciation Current income
Real Estate Stock	Capital appreciation
Appreciation & Income	Current income and capital appreciation
International Stock	Capital appreciation
Large Cap Value	Capital appreciation
Small Cap Value	Capital appreciation
Large Cap Growth	Capital appreciation
Emerging Markets Stock	Capital appreciation
Small Cap Growth	Capital appreciation

Currently, each Fund offers Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class C shares are subject to ongoing service and distribution charges.  The Dunham Funds, with the exception of Short-Term Bond and High-Yield Bond , commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts ..   The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.   Short-Term Bond commenced operations on December 13, 2004 and High-Yield Bond commenced operations on July 1, 2005.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – Equity securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a last sale price, securities are valued using the last available bid price.  U.S. government and agency securities , s hort-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of a bid price supplied by a pricing service selected by the Adviser and approved by the Board of Trustees of the Trust (the “Board”). Where no last sale price for exchange traded debt securities is available, the bid  price may be used.  Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available o r for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time.  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV.  However, funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. As of October 31, 2005, both International Stock Fund and Emerging Markets Stock Fund adjusted the closing prices of its securities in accordance with the Procedures.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

                b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close .. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

                c. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified costs of investments.

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

                d. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

                e. Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.

                f. Distributions to Shareholders – It is each Funds’ policy to distribute its respective net investment income and net capital gains, if any, annually except for Short-Term Bond , Corporate/Government Bond and High-Yield Bond , which will distribute their respective net income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America ..  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

                 g . Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.       INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                a. Advisory Fees –  Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund ’ s Investment Adviser.  Pursuant to an Investment Management Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.   The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.   As compensation for its services, each Fund pays the Adviser a fee, accrued daily and paid

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

monthly, based on each Fund’s respective average daily net assets in accordance with the following per annum schedule:

Fund	Advisory Fees
Short-Term Bond	0.80%
Corporate/Government Bond	0.85%
High-Yield Bond	1.10%*
Real Estate Stock	1.15%
Appreciation & Income	1.40%
International Stock	1 .. 30% **
Large Cap Value	1.15%
Small Cap Value	1.40%
Large Cap Growth	1.20%
Emerging Markets Stock	1.25%
Small Cap Growth	1.30%

  _________________

    *High-Yield Bond pays the Advisor a fixed fee of 0.60% and the Sub-Adviser a base fee of 0.50% with a fulcrum fee of plus or minus 0.30%, calculated based on Fund  performance relative to its benchmark on a rolling 12-month period beginning 7/1/06.

  **Pursuant to a shareholder meeting held on 8/1/05, and effective 9/1/05, International Stock pays the Adviser a fixed fee of 0.65% and the Sub-
    Adviser a base fee of 0.65% with a fulcrum fee of plus or minus 0.15%, calculated based on Fund performance relative to its benchmark on a rolling
    12-month period beginning 9/1/06.  Prior to 9/1/05, the Fund paid a total Advisory Fee of 1.15%.

The Adviser has entered into a sub-advisory agreement with each of the Sub-Advisers listed below and compensates each Sub-Adviser on a monthly basis according to the following schedule out of the investment advisory fees it receives from the applicable Fund.  High-Yield Bond and, effective 9/1/05, International Stock, each pays the Sub-Adviser directly for its services.

Fund	Sub-Adviser	Annual Rates (as a percentage of average daily net assets)
Short-Term Bond	Merganser Capital Management LP	0.25% of first $50 million; 0.15% in excess of $50 million
Corporate/Government Bond	Seneca Capital Management LLC	0.35% of first $20 million; 0.30% in excess of $20 million
High-Yield Bond	Penn Capital Management Co., Inc.	0.50% base fee; fulcrum fee of plus/minus 0.30%
Real Estate Stock	ING Clarion Real Estate Securities LP	0.50% of first $20 million; 0.40% of next $80 million; 0.35% in excess of $100 million
Appreciation & Income	Calamos Advisers LLC	0.75% of first $25 million; 0.65% in excess of $25 million
International Stock	Neuberger Berman Management, Inc.	0.65% base fee; fulcrum fee of plus/minus 0.15%**
Large Cap Value	C.S. McKee LP	0.50% of first $25 million; 0.35% in excess of $25 million
Small Cap Value	Babson Capital Management LLC	0.75% of first $35 million; 0.65% in excess of $35 million
Large Cap Growth	Baring Asset Management, Inc.	0.55% of first $25 million; 0.40% of next $50 million; 0.25% in excess of $75 million
Emerging Markets Stock	Van Eck Associates Corp.	0.60% of first $20 million; 0.50% in excess of $20 million
Small Cap Growth	Pier Capital, LLC	0.65%

_________________

** Prior to 9/1/05, the sub-advisory fee was 0.50%.

The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates.  This reduction in Sub-Adviser fees will be passed on to the Fund through a waiver in management fees charged by the Adviser on a monthly basis.   In addition, the Adviser may voluntarily waive a portion of its advisory fee to the extent that the respective Fund’s Sub-Adviser waives a portion of or otherwise reduces its fee.  Such waivers or reductions are voluntary and may be terminated at any time.   For the fiscal period ended October 31, 2005 , the Adviser waived the following amounts in management fees:

Fund	Fee Waiver
Short-Term Bond	$ 1,578
Corporate/Government Bond	10,483
Large Cap Value	22,210
Large Cap Growth	41,547

                b. Administration, Fund Accounting , Transfer Agen cy and Custody Administration Fees – Gemini Fund Services, LLC (the “Administrator’) serves as the administrator, fund accountant , transfer agent and custody administrator for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.10% o n the first $250 million of average net assets; 0.08% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $440,000.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% o n the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million;  0.01% on average net assets over $500 million.  Such fees are subject to a minimum of $330,000.   For providing transfer agent services, the Administrator receives from each Fund a monthly fee based on the total number of shareholder accounts subject to a per class minimum of $15,000 per annum, plus certain transaction charges.   For providing custody administration services,

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

the Administrator receives from each Fund a monthly fee based on the following annual rates: 0.0075% on the first $100 million of average daily net assets; 0.005% on average daily net assets over $100 million.  Certain trustees/officers of the Administrator are also trustees/officers of the Trust.

                 c. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class C shares.  The Plan of Distribution provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees .

                 d. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates ..  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $3,000 for each regular board meeting attended in-person; a minimum of $1,000 for each special board meeting attended in-person, or $200 per Fund participating in the special meeting, whichever is greater; $750 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case it will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.       INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the period from December 10, 2004* (commencement of operations) through October 31, 2005 , were as follows:

Fund	Purchases	Sale Proceeds
Short-Term Bond	$104,963,546	$72,831,694
Corporate/Government Bond	135,305,066	114,639,900
High-Yield Bond	11,832,667	1,417,946
Real Estate Stock	9,868,956	13,059,805
Appreciation & Income	18,020,266	21,619,110
International Stock	30,050,221	27,747,661
Large Cap Value	10,829,138	15,028,106
Small Cap Value	7,536,648	10,242,423
Large Cap Growth	39,620,583	40,154,571
Emerging Markets Stock	8,404,449	10,459,895
Small Cap Growth	39,383,261	43,150,243

_____________

*Short-Term Bond commenced operations on December 13, 2004 ; High-Yield Bond commenced operations on July 1, 2005 ..

5.       AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2005 , were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation ( Depreciation )
Short-Term Bond	$ 31,562,162	$ 5,199	$ (435,116)	$ (429,917)
Corporate/Government Bond	48,544,126	103,772	(665,146)	(561,374)
High-Yield Bond	10,616,628	32,840	(220,126)	(187,286)
Real Estate Stock	6,179,518	2,294,853	(65,283)	2,229,570
Appreciation & Income	16,703,632	2,000,802	(372,268)	1,628,534
International Stock	22,397,720	2,036,346	(659,078)	1,377,268
Large Cap Value	26,690,143	6,390,938	(752,077)	5,638,861
Small Cap Value	14,755,597	3,312,738	(1,168,818)	2,143,920
Large Cap Growth	31,084,606	3,738,311	(999,991)	2,738,320
Emerging Markets Stock	9,889,318	3,252,015	(1,044,276)	2,207,739
Small Cap Growth	18,191,363	1,725,423	(873,247)	852,176

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

6.       SHARES OF BENEFICIAL INTEREST

At October 31, 2005 , each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the period from December 10, 2004* (commencement of operations) through October 31, 2005 :

	CLASS C SHARES				CLASS N SHARES
Fund	Issued	Dividends Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Dividends Reinvested	Redeemed	Net Increase (Decrease) in Shares
Short-Term Bond	149,058	25,247	(2,615,531)	(2,441,226)	1,777,937	38,179	(2,202,279)	(386,163)
Corporate/Government Bond	315,387	18,015	(994,948)	(661,546)	1,240,821	40,998	(568,963)	712,856
High-Yield Bond	316,525	3,378	(65,501)	254,402	885,313	12,069	(69,436)	827,946
Real Estate Stock	12,717	-	(174,450)	(161,733)	162,211	-	(225,924)	(63,713)
Appreciation & Income	19,564	-	(667,233)	(647,669)	643,821	-	(551,053)	92,768
International Stock	46,893	-	(415,375)	(368,482)	548,499	-	(209,127)	339,372
Large Cap Value	41,486	-	(804,956)	(763,470)	893,125	-	(674,764)	218,361
Small Cap Value	44,722	-	(457,514)	(412,792)	464,233	-	(349,154)	115,079
Large Cap Growth	298,576	-	(1,835,212)	(1,536,636)	2,413,838	-	(1,252,993)	1,160,845
Emerging Markets Stock	27,050	-	(258,368)	(231,318)	279,419	-	(218,504)	60,915
Small Cap Growth	16,671	-	(405,153)	(388,482)	367,578	-	(303,840)	63,738

  *Short-Term Bond commenced operations on December 13, 2004 ; High-Yield Bond commenced operations on July 1, 2005 ..

7 .    FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of October 31, 2005, permanent book and tax differences, resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses, were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Undistributed Net Income (Loss)	Realized Gain (Loss)	Paid in Capital
Short-Term Bond	$ 18	$ 7,118	$ (7,136)
Corporate/Government Bond	180,881	(180,881)	-
Appreciation & Income	230,295	(230,295)	-
International Stock	89,735	(89,735)	-
Large Cap Value	30	(30)	-
Small Cap Value	302,509	(123,045)	(179,464)
Large Cap Growth	353,111	(353,111)	-
Emerging Markets Stock	151,419	(151,419)	-
Small Cap Growth	397,446	(397,446)	-

The tax character of distributions paid during the fiscal period ended October 31, 2005 were as follows:

Fund	Ordinary Income
Short-Term Bond	$ 627,875
Corporate/Government Bond	817,627
High-Yield Bond	153,590

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss CarryForwards	Unrealized Appreciation (Depreciation)
Short-Term Bond	$ -	$ -	$(332,430)	$ (429,917)
Corporate/Government Bond	228,815	161,644	-	(561,374)
High-Yield Bond	8	-	(5,832)	(187,286)
Real Estate Stock	581,741	1,135,585	-	2,229,570
Appreciation & Income	367,702	1,631,472	-	1,628,534
International Stock	889,328	2,579,334	-	1,377,268
Large Cap Value	245,952	2,132,591	-	5,638,861
Small Cap Value	-	1,149,237	-	2,143,920
Large Cap Growth	2,481,859	836,513	-	2,738,320
Emerging Markets Stock	1,661,465	607,365	-	2,207,739
Small Cap Growth	2,334,032	1,680,273	-	852,176

At October 31, 2005, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

Fund	Expiration Date October 31, 2013
Short-Term Bond	$332,430
High-Yield Bond	5,832

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AdvisorOne Funds

and the Shareholders of The Dunham Funds

Omaha, Nebraska

We have audited the accompanying statements of assets and liabilities of Dunham Appreciation & Income Fund, Dunham Corporate/Government Bond Fund, Dunham Emerging Markets Stock Fund, Dunham High-Yield Bond Fund, Dunham International Stock Fund, Dunham Large Cap Growth Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham Short Term-Bond Fund, Dunham Small Cap Growth Fund and Dunham Small Cap Value Fund, each a series of shares of beneficial interest of the AdvisorOne Funds, including the schedules of investments, as of October 31, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period December 10, 2004 (commencement of operations, except for Dunham Short-Term Bond and Dunham High-Yield Bond which commenced operations on December 13, 2004 and July 1, 2005, respectively) through October 31, 2005.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers. Where confirmations from brokers were not received we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dunham Appreciation & Income Fund, Dunham Corporate/Government Bond Fund, Dunham Emerging Markets Stock Fund, Dunham High-Yield Bond Fund, Dunham International Stock Fund, Dunham Large Cap Growth Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham Short Term-Bond Fund, Dunham Small Cap Growth Fund and Dunham Small Cap Value Fund as of October 31, 2005, the results of their operations,  the changes in their net assets, and their financial highlights for the period December 10, 2004 (commencement of operations, except for Dunham Short-Term Bond and Dunham High-Yield Bond which commenced operations on December 13, 2004 and July 1, 2005, respectively) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                            BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 7, 2005

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/05*	Ending Account Value 10/31/05	Expenses Paid During Period**	Ending Account Value 10/31/05	Expenses Paid During Period***
Class C:
Short-Term Bond Fund	2.20%	$1,000.00	$ 999.50	$11.09	$1,014.12	$11.17
Corporate/Government Bond Fund	2.19%	$1,000.00	$ 995.20	$11.01	$1,014.17	$11.12
High-Yield Bond Fund	3.47%	$1,000.00	$ 994.70	$11.66	$1,007.71	$17.56
Real Estate Stock Fund	3.51%	$1,000.00	$1,081.20	$18.41	$1,007.51	$17.76
Appreciation & Income Fund	3.22%	$1,000.00	$1,082.20	$16.90	$1,008.97	$16.31
International Stock Fund	3.02%	$1,000.00	$1,096.60	$15.96	$1,009.98	$15.30
Large Cap Value Fund	2.67%	$1,000.00	$1,063.70	$13.89	$1,011.75	$13.54
Small Cap Value Fund	3.27%	$1,000.00	$1,052.20	$16.91	$1,008.72	$16.56
Large Cap Growth Fund	2.68%	$1,000.00	$1,085.90	$14.09	$1,011.70	$13.59
Emerging Markets Fund	3.94%	$1,000.00	$1,114.00	$20.99	$1,005.34	$19.91
Small Cap Growth Fund	3.10%	$1,000.00	$1,102.60	$16.43	$1,009.58	$15.70
Class N:
Short-Term Bond Fund	1.45%	$1,000.00	$1,002.00	$ 7.32	$1,017.90	$ 7.37
Corporate/Government Bond Fund	1.44%	$1,000.00	$ 997.50	$ 7.25	$1,017.95	$ 7.32
High-Yield Bond Fund	2.72%	$1,000.00	$ 996.80	$ 9.15	$1,011.49	$13.79
Real Estate Stock Fund	2.51%	$1,000.00	$1,086.90	$13.20	$1,012.55	$12.73
Appreciation & Income Fund	2.22%	$1,000.00	$1,088.00	$11.68	$1,014.01	$11.27
International Stock Fund	2.02%	$1,000.00	$1,102.10	$10.70	$1,015.027	$10.26
Large Cap Value Fund	1.67%	$1,000.00	$1,068.90	$ 8.71	$1,016.79	$ 8.49
Small Cap Value Fund	2.27%	$1,000.00	$1,057.30	$11.77	$1,013.76	$11.52
Large Cap Growth Fund	1.68%	$1,000.00	$1,089.90	$ 8.85	$1,016.74	$ 8.54
Emerging Markets Fund	2.94%	$1,000.00	$1,119.70	$15.71	$1,010.38	$14.90
Small Cap Growth Fund	2.10%	$1,000.00	$1,107.20	$11.15	$1,014.62	$10.66

    *High-Yield Bond Fund has a Beginning Account Value date of 7/1/05.

  **Actual- Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days, with the exception of High Yield Bond Fund (123), and divided by 365 (to reflect the number of days in the period).

***Hypothetical- Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2005).

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Name, Address & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Michael Miola (53)	Chairman of the Board	Elected by Shareholders on May 7, 2003

Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC; GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001). Current Directorships:  Northern Lights Fund Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.

NON-INTERESTED TRUSTEES
L. Merill Bryan, Jr. (60) Gary Lanzen (51) Anthony J. Hertl (55)	Trustee Trustee Trustee	Elected by Shareholders on May 7, 2003 Elected by Shareholders on May 7, 2003 Elected by Shareholders on December 17, 2004

Retired; formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation. Current Directorships:  Northern Lights Fund Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.

President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.  Current Directorships:  Northern Lights Fund Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.

Consultant to small and emerging businesses since 2000;  Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years.  Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer- Specialty Finance Group, Director of Global Taxation and Capital Markets Comptroller.  Mr. Hertl is also a Certified Public Accountant.  Current Directorships:  Northern Lights Fund Trust; Satuit Capital Management Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.

TRUSTEES & OFFICERS (Continued) (Unaudited)

.

Name, Address & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships
OFFICERS

W. Patrick Clarke (59)

Michael J. Wagner (53)

450 Wireless Boulevard

Hauppauge, NY 11788

Brian Nielson (33)

Colleen T. McCoy (51)

161 Canterbury Road

Rochester, NY 14607

Andrew Rogers (35)

450 Wireless Boulevard

Hauppauge, NY 11788

	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer	Appointed February 3, 2003 Appointed May 9, 2003 Appointed February 3, 2003 Appointed October 1, 2004 Appointed May 9, 2003

Chief Executive Officer and Manager of CLS Investment Firm, LLC; President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, Gemini Fund Services, LLC, Aquarius Fund Distributors, LLC; GemCom, LLC, Fund Compliance Services, LLC, and Forum Financial Consultants, LLC. Director of Constellation Trust Company.

President and Manager, Gemini Fund Services, LLC; Chief Operating Officer and Manager of Fund Compliance Services, LLC and GemCom, LLC. Director of Constellation Trust Company.

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC, CLS Investment Firm, LLC and Orion Advisor Services, LLC.  President, Secretary and General Counsel of Aquarius Fund Distributors, LLC. Director, Secretary and General Counsel of Constellation Trust Company.

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC; President, Fund Compliance Services, LLC and GemCom LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

ADDITIONAL INFORMATION (Unaudited)

October 31, 2005

APPROVAL OF ADVISORY/SUB-ADVISORY AGREEMENTS AND PROXY VOTE

At a Joint Special Meeting of Shareholders of each Dunham Fund, held at the offices of Dunham & Associates Investment Counsel, Inc., at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, August 26, 2005, shareholders of record at the close of business on June 30, 2005 voted to approve the following proposals:

Proposal 1: Dunham International Stock Fund - Approval of New Sub-Advisory Contract

Shares Voted in Favor	Shares Voted Against or Abstentions
1,037,614	54,586

Proposal 2: Dunham Large Cap Growth Fund - Approval of New Sub-Advisory Contract

Shares Voted in Favor	Shares Voted Against or Abstentions
3,960,403	224,238

Proposal 3: All Funds

Approval of an arrangement, a new investment advisory agreement, and revised sub-advisory agreements for the Funds, that would permit Dunham & Associates to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, without the approval of shareholders, subject to SEC approval of an exemptive order:

Fund	Shares Voted in Favor	Shares Voted Against or Abstentions
Appreciation & Income	1,133,943	108,159
Corporate/Gov. Bond	1,476,291	128,214
Emerging Markets Stock	436,119	436,119
International Stock	1,008,789	83,412
Large Cap Growth	3,936,400	248,242
Large Cap Value	1,544,350	103,795
Real Estate Stock	233,820	17,574
Short-Term Bond	1,842,648	192,283
Small Cap Growth	646,112	52,838
Small Cap Value	853,354	64,036

The terms of the above agreements, the reasons for their proposal and the Board’s process and deliberations in approving these agreements were described in detail in the Proxy Statement dated July 26, 2005, which was mailed out to all shareholders of the Dunham Funds.

On July 1, 2005, the initial shareholder of the Dunham High-Yield Bond Fund approved an advisory agreement and a sub-advisory agreement as follows: the Adviser receives a fixed fee of 0.60% and the Sub-Adviser receives a base fee of 0.50% with a fulcrum fee of plus or minus 0.30%.  The lowest sub-advisory fee possible is 20 basis points, and the highest sub-advisory fee possible is 80 basis points.  The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds. Until July 1, 2006, the Sub-Adviser will only receive the base fee.  Thereafter, the sub-advisory fee will be calculated at the end of each month using the base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over the prior rolling twelve-month period.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov .

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426).

P.O. BOX 910309 • SAN DIEGO • CALIFORNIA 92191

1-800-442-4358

DISTRIBUTED BY DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

MEMBER NASD

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)         Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)         Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;

(4)         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)         Accountability for adherence to the code.

(c)         Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)         The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

              FY 2005                         $ 71,500

              FY 2004                         $ N/A

(b)         Audit-Related Fees

              FY 2005                         $        0

              FY 2004                         $ N/A

              Nature of the fees:

(c)         Tax Fees

              FY 2005                         $11,000

              FY 2004                         $ N/A

              Nature of the fees:         Preparation of federal and state tax returns and review of annual dividend calculations.

(d)         All Other Fees

                                                     Registrant          Adviser

              FY 2005                         $         0                          $         0

              FY 2004                         $ N/A                $ N/A

              Nature of the fees:

(e)         (1)         Audit Committee’s Pre-Approval Policies

                            The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)         Percentages of 2005 Services Approved by the Audit Committee

                                                                  Registrant          Adviser

Audit-Related Fees:        N/A  %              N/A  %

Tax Fees:                        N/A  %              N/A  %

All Other Fees:               N/A %               N/A  %

(f)          During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                     Registrant                                                 Adviser

              FY 2005                         $11,000                                                     $ None

              FY 2004                         $ N/A                                                       $ None

(h)         Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2005.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)    Not applicable.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

*/s/ W. Patrick Clarke

       W. Patrick Clarke, President

Date      1/13/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ W. Patrick Clarke

        W. Patrick Clarke, President

Date      1/13/06

By (Signature and Title)

*/s/ Michael J. Wagner

       Michael J. Wagner, Treasurer

Date      1/13/06